                                                                     Exhibit 4.3

================================================================================

                    Jordan Telecommunication Products, Inc.

            ------------------------------------------------------

                             SERIES A AND SERIES B


          13 1/4% SUBORDINATED PREFERRED STOCK EXCHANGE NOTES DUE 2009

            ------------------------------------------------------

                                   INDENTURE

                          DATED AS OF __________, 199_

                            ----------------------

                        FIRST TRUST NATIONAL ASSOCIATION

                                    Trustee

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                 BY REFERENCE
SECTION 1.1    DEFINITIONS.................................................    1
               -----------
SECTION 1.2    OTHER DEFINITIONS...........................................   22
               -----------------
SECTION 1.3    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...........   22
               -------------------------------------------------
SECTION 1.4    RULES OF CONSTRUCTION.......................................   22
               ---------------------

                                   ARTICLE 2
                        THE SUBORDINATED EXCHANGE NOTES

SECTION 2.1    FORM AND DATING.............................................   23
               ---------------
SECTION 2.2    EXECUTION AND AUTHENTICATION................................   24
               ----------------------------
SECTION 2.3    REGISTRAR AND PAYING AGENT..................................   25
               --------------------------
SECTION 2.4    PAYING AGENT TO HOLD MONEY IN TRUST.........................   26
               -----------------------------------
SECTION 2.5    HOLDER LISTS................................................   26
               ------------
SECTION 2.6    TRANSFER AND EXCHANGE.......................................   27
               ---------------------
SECTION 2.7    REPLACEMENT SUBORDINATED EXCHANGE NOTES.....................   37
               ---------------------------------------
SECTION 2.8    OUTSTANDING SUBORDINATED EXCHANGE NOTES.....................   38
               ---------------------------------------
SECTION 2.9    TREASURY SUBORDINATED EXCHANGE NOTES........................   38
               ------------------------------------
SECTION 2.10   TEMPORARY SUBORDINATED EXCHANGE NOTES.......................   39
               -------------------------------------
SECTION 2.11   CANCELLATION................................................   39
               ------------
SECTION 2.12   DEFAULTED INTEREST..........................................   40
               ------------------
SECTION 2.13   RECORD DATE.................................................   40
               -----------
SECTION 2.14   CUSIP NUMBER................................................   40
               ------------

                                   ARTICLE 3
                            OPTIONAL REDEMPTION AND
                         MANDATORY OFFERS TO PURCHASE

SECTION 3.1    NOTICES TO TRUSTEE..........................................   41
               ------------------
SECTION 3.2    SELECTION OF SUBORDINATED EXCHANGE NOTES TO BE REDEEMED
               -------------------------------------------------------
               OR PURCHASED................................................   42
               ------------
SECTION 3.3    NOTICE OF REDEMPTION........................................   43
               --------------------
SECTION 3.4    EFFECT OF NOTICE OF REDEMPTION..............................   44
               ------------------------------
SECTION 3.5    DEPOSIT OF REDEMPTION PRICE.................................   45
               ---------------------------
SECTION 3.6    SUBORDINATED EXCHANGE NOTES REDEEMED IN PART................   45
               --------------------------------------------
SECTION 3.7    OPTIONAL REDEMPTION PROVISIONS..............................   46
               ------------------------------
SECTION 3.8    MANDATORY PURCHASE PROVISIONS...............................   46
               -----------------------------

                                   ARTICLE 4
                                   COVENANTS

SECTION 4.1    PAYMENT OF SUBORDINATED EXCHANGE NOTES......................   49
               --------------------------------------

                                                                            Page
                                                                            ----
SECTION 4.2    SEC REPORTS.................................................   50
               -----------
SECTION 4.3    COMPLIANCE CERTIFICATE......................................   52
               ----------------------
SECTION 4.4    STAY, EXTENSION AND USURY LAWS..............................   53
               ------------------------------
SECTION 4.5    LIMITATION ON RESTRICTED PAYMENTS...........................   53
               ---------------------------------
SECTION 4.6    CORPORATE EXISTENCE.........................................   58
               -------------------
SECTION 4.7    LIMITATION ON TRANSACTIONS WITH AFFILIATES..................   58
               ------------------------------------------
SECTION 4.8    COMPLIANCE WITH LAWS, TAXES.................................   60
               ---------------------------
SECTION 4.9    MAINTENANCE OF OFFICE OR AGENCIES...........................   60
               ---------------------------------
SECTION 4.10   CHANGE OF CONTROL...........................................   61
               -----------------
SECTION 4.11   LIMITATION ON ASSET SALES...................................   62
               -------------------------
SECTION 4.12   DESIGNATION OF RESTRICTED AND NON-RESTRICTED SUBSIDIARIES...   64
               ---------------------------------------------------------

                                   ARTICLE 5
                                  SUCCESSORS

SECTION 5.1    MERGER OR CONSOLIDATION.....................................   66
               -----------------------
SECTION 5.2    SUCCESSOR CORPORATION SUBSTITUTED...........................   67
               ---------------------------------

                                   ARTICLE 6
                             DEFAULTS AND REMEDIES

SECTION 6.1    EVENTS OF DEFAULT...........................................   67
               -----------------
SECTION 6.2    ACCELERATION................................................   70
               ------------
SECTION 6.3    OTHER REMEDIES..............................................   71
               --------------
SECTION 6.4    WAIVER OF PAST DEFAULTS.....................................   71
               -----------------------
SECTION 6.5    CONTROL BY MAJORITY.........................................   72
               -------------------
SECTION 6.6    LIMITATION ON SUITS.........................................   72
               -------------------
SECTION 6.7    RIGHTS OF HOLDERS TO RECEIVE PAYMENT........................   72
               ------------------------------------
SECTION 6.8    COLLECTION SUIT BY TRUSTEE..................................   73
               --------------------------
SECTION 6.9    TRUSTEE MAY FILE PROOFS OF CLAIM............................   73
               --------------------------------
SECTION 6.10   PRIORITIES..................................................   74
               ----------
SECTION 6.11   UNDERTAKING FOR COSTS.......................................   74
               ---------------------

                                   ARTICLE 7
                                    TRUSTEE

SECTION 7.1    DUTIES OF TRUSTEE...........................................   75
               -----------------
SECTION 7.2    RIGHTS OF TRUSTEE...........................................   76
               -----------------
SECTION 7.3    INDIVIDUAL RIGHTS OF TRUSTEE................................   77
               ----------------------------
SECTION 7.4    TRUSTEE'S DISCLAIMER........................................   77
               --------------------
SECTION 7.5    NOTICE TO HOLDERS OF DEFAULTS AND EVENTS OF DEFAULT.........   78
               ---------------------------------------------------
SECTION 7.6    REPORTS BY TRUSTEE TO HOLDERS...............................   78
               -----------------------------
SECTION 7.7    COMPENSATION AND INDEMNITY..................................   79
               --------------------------
SECTION 7.8    REPLACEMENT OF TRUSTEE......................................   80
               ----------------------
SECTION 7.9    SUCCESSOR TRUSTEE BY MERGER, ETC............................   81
               --------------------------------
SECTION 7.10   ELIGIBILITY; DISQUALIFICATION...............................   81
               -----------------------------

                                                                            Page
                                                                            ----
SECTION 7.11   PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.......   82
               -----------------------------------------------------

                                   ARTICLE 8
                            DISCHARGE OF INDENTURE

SECTION 8.1    DISCHARGE OF LIABILITY ON SUBORDINATED EXCHANGE NOTES;
               ------------------------------------------------------
               DEFEASANCE..................................................   82
               ----------
SECTION 8.2    CONDITIONS TO DEFEASANCE....................................   83
               ------------------------
SECTION 8.3    APPLICATION OF TRUST MONEY..................................   85
               --------------------------
SECTION 8.4    REPAYMENT TO THE COMPANY....................................   86
               ------------------------
SECTION 8.5    INDEMNITY FOR GOVERNMENT OBLIGATIONS........................   86
               ------------------------------------
SECTION 8.6    REINSTATEMENT...............................................   86
               -------------

                                   ARTICLE 9
                                  AMENDMENTS

SECTION 9.1    AMENDMENTS AND SUPPLEMENTS PERMITTED WITHOUT CONSENT OF
               -------------------------------------------------------
               HOLDERS.....................................................   87
               -------
SECTION 9.2    AMENDMENTS AND SUPPLEMENTS REQUIRING CONSENT OF HOLDERS.....   88
               -------------------------------------------------------
SECTION 9.3    COMPLIANCE WITH TIA.........................................   89
               -------------------
SECTION 9.4    REVOCATION AND EFFECT OF CONSENTS...........................   89
               ---------------------------------
SECTION 9.5    NOTATION ON OR EXCHANGE OF SUBORDINATED EXCHANGE NOTES......   90
               ------------------------------------------------------
SECTION 9.6    TRUSTEE PROTECTED...........................................   90
               -----------------
SECTION 9.7    AMENDMENTS AND SUPPLEMENTS REQUIRING CONSENT OF HOLDERS
               -------------------------------------------------------
               OF SENIOR INDEBTEDNESS......................................   91
               ----------------------

                                  ARTICLE 10
                                 SUBORDINATION

SECTION 10.1   AGREEMENT TO SUBORDINATE....................................   91
               ------------------------
SECTION 10.2   LIQUIDATION; DISSOLUTION; BANKRUPTCY........................   92
               ------------------------------------
SECTION 10.3   DEFAULT ON SENIOR INDEBTEDNESS..............................   93
               ------------------------------
SECTION 10.4   ACCELERATION OF THE SUBORDINATED EXCHANGE NOTES.............   94
               -----------------------------------------------
SECTION 10.5   WHEN DISTRIBUTION MUST BE PAID OVER.........................   94
               -----------------------------------
SECTION 10.6   NOTICE......................................................   95
               ------
SECTION 10.7   SUBROGATION.................................................   96
               -----------
SECTION 10.8   RELATIVE RIGHTS.............................................   96
               ---------------
SECTION 10.9   THE COMPANY AND HOLDERS MAY NOT IMPAIR SUBORDINATION........   97
               ----------------------------------------------------
SECTION 10.10  DISTRIBUTION OR NOTICE TO REPRESENTATIVE....................   99
               ----------------------------------------
SECTION 10.11  RIGHTS OF TRUSTEE AND PAYING AGENT..........................   99
               ----------------------------------
SECTION 10.12  AUTHORIZATION TO EFFECT SUBORDINATION.......................  100
               -------------------------------------
SECTION 10.13  PAYMENT.....................................................  100
               -------

                                                                            Page
                                                                            ----
                                  ARTICLE 11
                                 MISCELLANEOUS

SECTION 11.1   TRUST INDENTURE ACT CONTROLS................................  101
               ----------------------------
SECTION 11.2   NOTICES.....................................................  101
               -------
SECTION 11.3   COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.................  102
               -------------------------------------------
SECTION 11.4   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT..........  102
               --------------------------------------------------
SECTION 11.5   STATEMENTS REQUIRED IN CERTIFICATE OR OPINION...............  103
               ---------------------------------------------
SECTION 11.6   RULES BY TRUSTEE AND AGENTS.................................  103
               ---------------------------
SECTION 11.7   LEGAL HOLIDAYS..............................................  104
               --------------
SECTION 11.8   NO RECOURSE AGAINST OTHERS..................................  104
               --------------------------
SECTION 11.9   COUNTERPARTS................................................  104
               ------------
SECTION 11.10  VARIABLE PROVISIONS.........................................  104
               -------------------
SECTION 11.11  GOVERNING LAW...............................................  105
               -------------
SECTION 11.12  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS...............  105
               ---------------------------------------------
SECTION 11.13  SUCCESSORS..................................................  105
               ----------
SECTION 11.14  SEVERABILITY................................................  105
               ------------
SECTION 11.15  TABLE OF CONTENTS, HEADINGS, ETC............................  105
               --------------------------------
SECTION 11.16  THIRD PARTY BENEFICIARIES...................................  105
               -------------------------

EXHIBIT A      FORM OF SUBORDINATED EXCHANGE NOTE

EXHIBIT B      CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
               OF TRANSFER OF SUBORDINATED EXCHANGE NOTES

EXHIBIT C      FORM OF CERTIFICATE TO BE DELIVERED BY INSTITUTIONAL
               ACCREDITED INVESTORS

     This Indenture, dated as of ___________, 199_, is between Jordan Telecommunication Products, Inc., a Delaware corporation (the "Company"), and
                                                               -------
First Trust National Association, as trustee (the "Trustee").
                                                   -------

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's 13 1/4% Series A Subordinated Preferred Stock Exchange Notes due 2009 (the "Series A
                                                           --------
Subordinated Exchange Notes") and the Company's 13 1/4% Series B Subordinated
---------------------------
Preferred Stock Exchange Notes due 2009 (the "Series B Subordinated Exchange
                                              ------------------------------
Notes" and, together with the Series A Subordinated Exchange Notes, the
-----
"Subordinated Exchange Notes"):
----------------------------


                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                 BY REFERENCE

 SECTION 1  DEFINITIONS.
            -----------

     "Affiliate" means any of the following: (i) any Person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with the Company, (ii) any spouse, immediate family member or other relative who has the same principal residence as any Person described in clause
(i) above, (iii) any trust in which any such Persons described in clause (i) or
(ii) above has a beneficial interest, and (iv) any corporation or other organization of which any such Persons described above collectively own 50% or more of the equity of such entity.

     "Agent" means any Registrar, Paying Agent or co-registrar.
      -----

     "Asset Sale" means the sale, lease, conveyance or other disposition by the
      ----------
Company or a Restricted Subsidiary of assets or property whether owned on the date of original issuance of the Senior Preferred Stock or thereafter acquired, in a single transaction or in a series of related transactions, that are outside of the ordinary course of business of the Company or such Restricted Subsidiary; provided that Asset Sales will not include such sales, leases, conveyances or
--------
dispositions in connection with (i) the sale or disposition of any Restrict-ed Investment, (ii) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business, (iii) Receivables Financings, (iv) the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, (v) the grant of any license of patents, trademarks, registration therefor and other similar intellectual property, (vi) a transfer of assets by the Company or a Restricted Subsidiary to any of the Company, a Restricted Subsidiary or a Non-Restricted Subsidiary, (vii) the designation of a Restricted Subsidiary as a Non-Restricted Subsidiary pursuant to Section 4.16, other than a Subsidiary excluded from the definition of Restricted Subsidiary by clause (ii)(B) of such definition, (viii) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company as permitted under Section 5.1, or (ix) Restricted Payments permitted by Section 4.5.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state
      --------------
law for the relief of debtors.

     "Board of Directors" means the Company's board of directors or any
      ------------------
authorized committee of such board of directors.

     "Business Day" means any day other than a Legal Holiday.
      ------------

     "Capital Stock" means any and all shares, interests, participations or
      -------------
other equivalents (however designated) of corporate stock, including any preferred stock.

     "Cash Flow" means, for any given period and Person, the sum of, without
      ---------
duplication, Consolidated Net Income, plus (a) the portion of Net Income attributable to the minority interests in its Subsidiaries, to the extent not included in calculating Consolidated Net Income, plus (b) provision for taxes based on income or profits to the extent such income or profits were included in computing Consolidated Net Income, plus (c) Consolidated Interest Expense, to the extent deducted in computing Consolidated Net Income, plus (d) the amortization of all intangible assets, to the extent such amortization was deducted in computing Consolidated Net Income (including, but not limited to, inventory write-ups, goodwill, debt and financing costs, and Incentive Arrangements), plus (e) any non-capitalized transaction costs incurred in connection with financings, acquisitions or dispositions (including, but not limited to, financing and refinancing fees, including those in connection with the Offering and the Company Formation, in each case, to the extent deducted in computing Consolidated Net Income), plus
(f) all depreciation and all other non-cash charges, to the extent deducted in computing Consolidated Net Income, plus (g) interest income, to the extent such income was not included in computing Consolidated Net Income, plus (h) all dividend payments on preferred stock (whether or not paid in cash) to the extent deducted in computing Consolidated Net Income, plus (i) any extraordinary or non-recurring charge or expense arising out of the implementation of SFAS 106 or SFAS 109 to the extent deducted in computing Consolidated Net Income, plus (j) to the extent not covered in clause (e) above, fees paid or payable in respect of the New TJC Management Consulting Agreement to the extent deducted in computing Consolidated Net Income, plus (k) the net loss of any Person, other than those of a Restricted Subsidiary, to the extent deducted in computing Consolidated Net Income, plus (1) net losses in respect of any discontinued operations as determined in accordance with GAAP, to the extent deducted in computing Consolidated Net Income; provided, however, that if any such
                                   --------  -------
calculation includes any period during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

     "Cash Flow Coverage Ratio" means, for any given period and Person, the
      ------------------------
ratio of: (i) Cash Flow, divided by (ii) the sum of Consolidated Interest Expense and the amount of all dividend payments on any series of preferred stock of such Person (except for dividends paid or payable in additional shares of Capital Stock (other than Disqualified Stock)), in each case, without duplication; provided, however, that if any such calculation includes any period
             --------  -------
during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

     "Change of Control" means the occurrence of any of the following: (i) any
      -----------------
"person" or "group" (as such terms
are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Jordan Stockholders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company; or (ii) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is converted into or exchanged for (1) Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under the Indenture and (B) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Jordan Stockholders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who are entitled to vote to elect such new director and were either directors at the beginning of such period or Persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     "Claim" means any and all rights to payment under or in respect of any
      -----
Subordinated Exchange Note or this Indenture or any related agreements or arrangements, all rights, remedies, demands, causes of action and claims of every type and description at any time held or asserted by, or arising in favor of, any Holder against the Company or any of its Subsidiaries or any Affiliate, or any of their assets, on account of any breach of any promise, obligation, agreement, indemnity, representation, warranty or covenant in a Subordinated Exchange Note or this Indenture or any related agreements or arrangements or in any manner arising out of, or relating to, the offer, sale or purchase of a Subordinated Exchange Note or the transactions contemplated by this Indenture or by related agreements or the performance or nonperformance or the payment or nonpayment thereof, whether based on contract, tort, duty imposed by law or any other theory, legal or equitable and whether for rescission, indemnification, contribution or damages (including without limitation, (a) any claim substituted for, or equivalent to, any of the foregoing, and (b) any judgment with respect to any of the foregoing).

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Company" means Jordan Telecommunication Products, Inc., a Delaware
      -------
corporation.

     "Company Formation" means the formation of the Company by the Company's
      -----------------
management and stockholders of Jordan Industries, Inc. and certain of their affiliates in connection with an overall recapitalization and refinancing of Jordan Industries, Inc.

     "Consolidated Interest Expense" means, for any given period and Person, the
      -----------------------------
aggregate of the interest expense in respect of all Indebtedness of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount on any such Indebtedness, all non-cash interest payments, the interest portion of any deferred payment obligation and the interest component of capital lease obligations, but excluding amortization of deferred financing fees if such amortization would otherwise be included in interest expense); provided,
                                                               --------
however, that for the purpose of the Cash Flow Cover-
-------
age Ratio, Consolidated Interest Expense shall be calculated on a Pro Forma Basis; provided further, that any premiums, fees and expenses (including the
       -------- -------
amortization thereof) payable in connection with the Offering and the Company Formation and the application of the net proceeds therefrom or any other refinancing of Indebtedness will be excluded.

     "Consolidated Net Income" means, for any given period and Person, the
      -----------------------
aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however,
                                                             --------  -------
that: (i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, and (ii) Consolidated Net Income of any Person will not include, without duplication, any deduction for: (A) any increased amortization or depreciation resulting from the write-up of assets pursuant to Accounting Principles Board Opinion Mos. 16 and 17, as amended or supplemented from time to time, (B) the amortization of all intangible assets (including amortization attributable to inventory write-ups, goodwill, debt and financing costs, and Incentive Arrangements), (C) any non-capitalized transaction costs incurred in connection with financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees), (D) any extraordinary or nonrecurring charges relating to any premium or penalty paid, write-off of deferred financing costs, or other financial recapitalization charges in connection with redeeming or retiring any Indebtedness prior to its stated maturity, and (E) any Restructuring Charges; provided, however, that for
                                             --------  -------
purposes of determining the Cash Flow Coverage Ratio, Consolidated Net Income shall be calculated on a Pro Forma Basis.

     "Consolidated Net Worth" with respect to any Person means, as of any date,
      ----------------------
the consolidated equity of the common stockholders of such Person (excluding the accumulated foreign currency translation adjustment), all determined on a consolidated basis in accordance with GAAP, but without any reduction in respect of the payment of dividends on any series of such Person's preferred stock if such dividends are paid in additional shares of Capital Stock (other than Disqualified Stock); provided, however, that Consolidated Net Worth shall also
                     --------  -------
include, without duplication: (a) the amortization of all write-
ups of inventory, (b) the amortization of all intangible assets (including amortization of goodwill, debt and financing costs, and Incentive Arrangements),
(c) any non-capitalized transaction costs incurred in connection with financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees), (d) any increased amortization or depreciation resulting from the write-up of assets pursuant to Accounting Principles Board Opinion Nos. 16 and 17, as amended and supplemented from time to time, (e) any extraordinary or nonrecurring charges or expenses relating to any premium or penalty paid, write-off of deferred financing costs, or other financial recapitalization charges incurred in connection with redeeming or retiring any Indebtedness prior to its stated maturity, (f) any Restructuring Charges, and
(g) any extraordinary or non-recurring charge arising out of the implementation of SFAS 106 or SFAS 109; provided, however, that in determining Consolidated
                         --------  -------
Net Worth for purposes of Section 5.1, Consolidated Net Worth shall be calculated on a Pro Forma Basis.

     "Credit Agent" means the agent under the New Credit Agreement, as the case
      ------------
may be, or such other Person as may be designated as such by the Company from time to time by notifying the Trustee.

     "Default" means any event that is, or after notice or passage of time or
      -------
both would be, an Event of Default.

     "Definitive Subordinated Exchange Notes" means Subordinated Exchange Notes
      --------------------------------------
that are in the form of Exhibit A attached hereto (but without including the text referred to in footnotes 1 and 2 thereto).

     "Depositary" means, with respect to the Subordinated Exchange Notes
      ----------
issuable or issued in whole or in part in global form, the Person specified in
Section 2.3 hereof as the Depositary with respect to the Subordinated Exchange Notes, until a successor shall have been appointed and become such pursuant to
Section 2.6 of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

     "Designated Senior Indebtedness" means (i) Indebtedness evidenced by (A)
      ------------------------------
the Senior Notes and the Discount Notes and (B) the New Credit Agreement if such Indebtedness constitutes Senior Indebtedness, irrespective of amount, and (ii) any other Senior Indebtedness issued under a credit agreement or other credit facility (x) in an aggregate outstanding principal amount of at least $50,000,000 (or, in the case of any revolving credit agreement or other committed credit facility, having an aggregate commitment of at least $50,000,000) and (y) that is specifically designated by the Company in the instrument creating or evidencing such Senior Indebtedness as "Designated Senior Indebtedness."

     "Discount Notes" means the 11 3/4% Senior Discount Notes due 2007 of the
      --------------
Company.

     "Discount Notes Indenture" means the indenture, dated July 25, 1997,
      ------------------------
between the Company and First Trust National Association, as trustee, relating to the Discount Notes, as such indenture may be amended or supplemented from time to time.

     "Disqualified Stock" means any Capital Stock that by its terms (or by the
      ------------------
terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part on, or prior to, the maturity date of the Subordinated Exchange Notes.

     "Dura-Line Agreement" means the Preferred Stock Agreement among Dura-Line
      -------------------
Corporation and certain other persons, as in effect on the date of the original issuance of the Senior Notes and the Discount Notes.

     "Dura-Line Preferred Stock" means the 187.5 shares outstanding of Dura-Line
      -------------------------
Corporation's 7% cumulative preferred stock with an aggregate liquidation preference of $1.9 million issued to former common stockholders of Dura-Line Corporation.

     "Equity Interests" means Capital Stock or partnership interests or
      ----------------
warrants, options or other rights to acquire Capital Stock or partnership interests (but excluding (i) any debt security that is convertible into or exchangeable for, Capital Stock or partnership interests, and (ii) any other Indebtedness or Obligation) provided, however, that Equity Interests will not
                            --------  -------
include
any Incentive Arrangements or obligations or payments thereunder.

     "Equity Offering" means a public or private offering by the Company and/or
      ---------------
its Subsidiaries for cash of Capital Stock or other Equity Interests and all warrants, options or other rights to acquire Capital Stock, other than (i) an offering of Disqualified Stock or (ii) Incentive Arrangements or obligations or payments thereunder.

     "Exchange Notes" means the Series A Subordinated Exchange Notes and the
      --------------
Series B Subordinated Exchange Notes.

     "Exchange Offer" means the offer by the Company to Holders to exchange
      --------------
Series B Subordinated Exchange Notes for Series A Subordinated Exchange Notes.

     "GAAP" means generally accepted accounting principles, consistently
      ----
applied, as of the date of original issuance of the Subordinated Exchange Notes. All financial and accounting determinations and calculations under the Indenture will be made in accordance with GAAP.

     "Global Subordinated Exchange Note" means a Subordinated Exchange Note that
      ---------------------------------
contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Subordinated Exchange Note attached hereto as Exhibit A.

     "Hedging Obligations" means, with respect to any Person, the Obligations of
      -------------------
such Persons under (i) inter est rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts, currency swap agreements or similar agreements, and (iii) other agreements or arrangements designed to protect such Person against fluctuations, or otherwise to establish financial hedges in respect of exchange rates, currency rates or interest rates.

     "Holder" means a Person in whose name a Subordinated Exchange Note is
      ------
registered.

     "Incentive Arrangements" means any earn-out agreements, stock appreciation
      ----------------------
rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Company or any Restricted Subsidiary or the retention of executives, officers or employees by the Company or any Restricted Subsidiary.

     "Indebtedness" means, with respect to any Person, any indebtedness, whether
      ------------
or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or a trade payable, and any Hedging Obligations, if and to the extent such indebtedness (other than a Hedging Obligation) would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee of items which would be included within this definition; provided, however, that "Indebtedness"
                                          --------  -------
will not include any Incentive Arrangements or obligations or payments thereunder.

     "Indenture" means this Indenture, as amended or supplemented from time to
      ---------
time.

     "Insolvency or Liquidation Proceeding" means (i) any insolvency or
      ------------------------------------
bankruptcy or similar case or proceeding, or any reorganization, receivership, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or (ii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

     "Investment" means any capital contribution to, or other debt or equity
      ----------
investment in, any Person.

     "issue" means create, issue, assume, guarantee, incur or otherwise become
      -----
directly or indirectly liable for any Indebtedness or Capital Stock, as applicable; provided, however, that any Indebtedness or Capital Stock of a
            --------  -------
Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Restricted Subsidiary at the time it becomes a

Restricted Subsidiary. For this definition, the terms "issuing," "issuer," "issuance" and "issued" have meanings correlative to the foregoing.

     "Jordan Stockholders" means John W. Jordan, II, and/or his heirs, executors
      -------------------
and administrators, The John W. Jordan, II Revocable Trust, The Jordan Family Trust and/or any other trust established by John W. Jordan, II whose beneficiaries are John W. Jordan, II and/or his lineal descendants or other relatives, Jordan Industries, Inc., The Jordan Company and Jordan/Zalaznick Capital Corporation and their respective affiliates, principals, partners and employees, family members of any of the foregoing and trusts for the benefit of any of the fore going, including, without limitation, MCIT PLC and Leucadia National Corporation and their respective Subsidiaries.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking
      -------------
institutions in the City of New York, the city in which the principal corporate trust office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge,
      ----
charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Liquidated Damages" means all liquidated damages then owing pursuant to
      ------------------
Section 4 of the Registration Rights Agreement.

     "Net Income" means, with respect to any Person, the net income (loss) of
      ----------
such Person, determined in accordance with GAAP, excluding, however, any gain or loss, together with any related provision for taxes, realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions).

     "Net Proceeds" means, with respect to any Asset Sale, the aggregate amount
      ------------
of cash proceeds (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursements or withdrawals from any escrow or similar account established in connection with any such Asset Sale, but, in either such case, only as and when so received) received by the Company or any of its Restrict ed Subsidiaries in respect of such Asset Sale, net of: (i) the cash expenses of such Asset Sale (including, without limitation, the payment of principal, premium, if any, and interest on, Indebtedness required to be paid as a result of such Asset Sale (other than the Subordinated Exchange Notes), accounting, management, advisory and in vestment banking fees and sales commissions), (ii) taxes paid or payable as a result thereof, (iii) any portion of cash proceeds that the Company determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual postclosing adjustments payable by the Company or any of its Restricted Subsid-iaries shall constitute Net Proceeds on such date, (iv) any relocation expenses and pension, severance and shut down costs incurred as a result thereof, and (v) any deduction or appropriate amounts to be provided by the Company or any of its Restricted Subsidiaries as a re serve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Company or such Restricted Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environ mental matters or against any indemnification obligations associated with such transaction.

     "New Credit Agreement" means the credit agreement, dated the date hereof,
      --------------------
entered into by certain of the Company's Restricted Subsidiaries and certain other subsidiaries and the lenders party thereto in their capaci-ties as lenders thereunder and BankBoston N.A., as agent, together with all loan documents and instruments thereunder (including, without limitation, any guarantee agreements, including the guarantee by the Company, and security documents), in each case as such agreements may be amended (including any amendment and restatement there of), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including, without limitation, increasing the amount of available borrowings thereunder, and all Obligations with respect thereto, in each case, to the extent permitted by Section 4.7 of each of the Senior Notes Indenture and the Discount Notes Indenture, or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     "New Subsidiary Advisory Agreement" means the advisory agreement, dated
      ---------------------------------
July 25, 1997, between the Company and each of its Subsidiaries and Jordan Industries, as in effect on the date of the original issuance of the Senior Notes and Discount Notes.

     "New Subsidiary Consulting Agreement" means the management consulting
      -----------------------------------
agreement, dated July 25, 1997, between the Company and each of its Subsidiaries and Jordan Industries, as in effect on the date of the original issuance of the Senior Notes and Discount Notes.

     "New TJC Management Consulting Agreement" means the Management Consulting
      ---------------------------------------
Agreement, dated as of July 25, 1997, between the Company and TJC Management Corporation, as in effect on the date of original issuance of the Senior Notes and Discount Notes.

     "Non-Restricted Subsidiary" means any Subsidiary of the Company, other than
      -------------------------
a Restricted Subsidiary.

     "Obligations" means, with respect to any Indebtedness, all principal,
      -----------
interest, premium, penalties, fees, indemnities, expenses (including legal fees and expenses), reimbursement obligations and other liabilities payable to the holder of such Indebtedness under the documentation governing such Indebtedness, and any other claims of such holder arising in respect of such Indebtedness.

     "Offering" means the offer and sale of, among other securities, the Senior
      --------
Notes and Discount Notes as contemplated by the Offering Circular.

     "Offering Circular" means the Offering Circular, dated July 21, 1997,
      -----------------
relating to the Company's offering and placement of, among other securities, the Senior Notes and Discount Notes.

     "Officer" means, with respect to any Person, the Chairman of the Board, the
      -------
Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company
      ---------------------
by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of Section 10.4 hereof.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably
      ------------------
acceptable to the Trustee, that meets the requirements of Section 10.5 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivi-sion thereof.

     "Post-Petition Interest" means, with respect to any Senior Indebtedness,
      ----------------------
all interest accrued or accruing on such Senior Indebtedness after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing such Senior Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

     "Pro Forma Basis" means, for purposes of determining Consolidated Net
      ---------------
Income, Cash Flow and Consolidated Interest Expense in connection with the Cash Flow Cover age Ratio (including in connection with Section 4.5, the incurrence of Indebtedness pursuant to Section 4.7(a) of each of the Senior Notes Indenture and the Discount Notes Indenture and Consolidated Net Worth for purposes of
Section 5.1), giving pro forma effect to (x) any acquisition or sale of a Person, business or asset, related incurrence, repayment or refinancing of Indebtedness or other related transactions, including any related re structuring charges in respect of restructurings, consolidations, compensation or headcount reductions or other cost savings which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP, or (y) any incurrence, repayment or refinancing of any Indebtedness and the application of the proceeds therefrom, in each case, as if such acquisition or sale and related transactions, restructurings, consolidations, cost savings, reductions, incurrence, repayment or refinancing were realized on the first day of the relevant period permit ted by Regulation S-X under, the Securities Act or on a pro forma basis under GAAP. Furthermore, in calculating the Cash Flow Coverage Ratio, (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the determination date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the determination date; (2) if interest on any Indebtedness actually incurred on the determination date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the determination date will be deemed to have been in effect during the relevant period; and (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

     "Properties Services Agreement" means the services agreement, dated July
      -----------------------------
25, 1997, between the Company and Jordan Industries, Inc., as in effect on the date of original issuance of the Senior Notes and the Discount Notes.

     "Purchaser" means Jefferies & Company, Inc.
      ---------

     "Receivables" means, with respect to any Person, all of the following
      -----------
property and interests in property of such Person, whether now existing or existing in the future or hereafter acquired or arising: (i) accounts, (ii) accounts receivable (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods or leased or the rendition of services rendered no matter how evidenced, whether or not earned by performance), (iii) all unpaid seller's or lessor's rights (including, without limitation, recession, replevin, reclamation and stoppage in transit, relating to any of the foregoing or arising therefrom), (iv) all rights to any goods or merchandise represented by any of the foregoing (including, without limitation, returned or repossessed goods), (v) all reserves and credit balances with respect to any such accounts receivable or account debtors, (vi) all letters of credit, security or guarantees for any of the foregoing, (vii) all insurance policies or reports relating to any of the foregoing, (viii) all collection or deposit accounts relating to any of the foregoing, (ix) all proceeds of any of the foregoing, and (x) all books and records relating to any of the foregoing.

     "Receivables Financing" means (i) the sale or other disposition of
      ---------------------
Receivables arising in the ordinary course of business, or (ii) the sale or other disposition of Receivables arising in the ordinary course of business to a Receivables Subsidiary followed by a financing transaction in connection with such sale or disposition of such Receivables.

     "Receivables Subsidiary" means a Subsidiary of the Company that is
      ----------------------
exclusively engaged in Receivables Financings and activities reasonably related thereto.

     "Refinancing Indebtedness" means (i) Indebtedness of the Company and its
      ------------------------
Restricted Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund any Indebtedness permitted under this Indenture or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund such Indebtedness, (ii) any refinancings of Indebtedness issued under the New Credit Agreement, and (iii) any additional Indebtedness issued to pay premiums and fees in connection with clauses (i) and (ii).

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated as of July 25, 1997, by and among the Company and the Purchaser, with respect to the 13 1/4% Senior Exchangeable Preferred Stock, with respect to which agreement the Holders are third party beneficiaries.

     "Representative" means with respect to any Senior Indebtedness, the
      --------------
indenture trustee or other trustee, agent or other representative(s), if any, of holders of such Senior Indebtedness.

     "Restricted Investment" means any Investment in any Person, provided that
      ---------------------                                      --------
Restricted Investments will not include: (i) Investments in marketable securities and other negotiable instruments to the extent permitted by Section 4.5(b)(ii) of this Indenture; (ii) any Incentive Arrangements; (iii) Investments by any Restricted Subsidiary in the Company; or (iv) Investments by the Company or any Restricted Subsidiary in any Restricted Subsidiary (provided that any
                                                           --------
Investment in a Restricted Subsidiary was made for fair market value (as determined by the Board of Directors in good faith). The amount of any Restricted Investment shall be the amount of cash and the fair market value at the time of transfer of all other property (as determined by the Board of Directors in good faith) initially invested or paid for such Restricted Investment, plus all additions thereto, without any adjustments for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Restricted Investment.

     "Restricted Subsidiary" means: (i) any Subsidiary of the Company existing
      ---------------------
on the date of original issuance of the Senior Notes, and (ii) any other Subsidiary of the Company formed, acquired or existing after the date of original issuance of the Senior Notes and the Discount Notes that is designated as a "Restricted Subsidiary" by the Company pursuant to a resolution approved by a majority of the Board of Directors, provided, however, that the term "Restricted Subsidiary" shall not
           --------  -------
include (A) any Restricted Subsidiary of the Company that has been redesignated by the Company pursuant to a resolution approved by a majority of the Board of Directors as a Non-Restricted Subsidiary in accordance with Section 4.12 unless such Subsidiary shall have subsequently been redesignated a Restricted Subsidiary or (B) any Restricted Subsidiary of the Company that is organized under the laws of a foreign jurisdiction and whose stock or owner ship interests are sold or transferred to a Non-Restricted Subsidiary of the Company pursuant to one or more transactions that comply with Sections 4.7 and 4.11 which is, at or after the time of such sale or transfer, by a resolution approved by a majority of the Board of Directors, designated a Non-Restricted Subsidiary.

     "Restructuring Charges" means any charges or expenses in respect of
      ---------------------
restructuring or consolidating any business, operations or facilities, any compensation or headcount reduction, or any other cost savings, of any Persons or businesses either alone or together with the Company or any Restricted Subsidiary, as permitted by GAAP or Regulation S-X under the Securities Act.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Senior Indebtedness" means: (i) all Obligations (including any interest
      -------------------
accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the date of issuance of the Senior Notes and the Discount Notes or thereafter created, incurred or assumed, of the following types: (A) all Indebtedness of the Company (including without limitation the Senior Notes and the Discount Notes) for money borrowed, and (B) all Indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which the Company is responsible or liable; (ii) all capitalized lease obligations of the Company; (iii) all Obligations of the
Company: (A) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (B) constituting Hedging Obligations, or (C) issued as the deferred purchase price of property and all conditional sale Obligations of the Company and all Obligations of the Company under any title retention agreement; (iv) all guarantees of the Company with respect to Obligations of other Persons of the type referred to in clauses (ii) and (iii) and with respect to the payment of dividends of other Persons; and (v) all Obligations of the Company consisting of modifications, renewals, extensions, replacements and refundings of any Obligations described in clauses (i), (ii), (iii) or (iv) unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Obligations are subordinated or junior in right of payment to the Senior Notes and the Discount Notes; provided, however, that Senior Indebtedness shall not be deemed to include: (1) any Obligation of the Company to any Subsidiary, (2) any liability for federal, state, local or other taxes owed or owing by the Company, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness, guarantee or Obligation of the Company that is contractually subordinated or junior in any respect to any other In-debtedness, guarantee or Obligation of the Company, or (5) any Indebtedness to the extent the same is incurred in violation of the Indenture. Senior Indebtedness shall include all Obligations in respect of the Senior Notes and the Discount Notes and the Senior Notes Indenture and the Discount Notes Indenture.

     "Senior Notes" means the 9% Senior Notes due 2007 of the Company.
      ------------

     "Senior Notes Indenture" means the indenture, dated July 25, 1997, between
      ----------------------
the Company and First Trust National Association, as trustee, relating to the Senior Notes, as such indenture may be amended or supplemented from time to time.

     "Senior Preferred Stock" means the 13 1/4% Series A and Series B Senior
      ----------------------
Exchangeable Preferred Stock due 2009 of the Company.

     "Series A Notes" means the Company's 13 1/4% Series A Subordinated
      --------------
Preferred Stock Exchange Notes due 2009.

     "Series B Notes" means the Company's 13 1/4% Series B Subordinated
      --------------
Preferred Stock Exchange Notes due 2009.

     "SFAS 106" means Statement of Financial Accounting Standards No. 106.
      --------

     "SFAS 109" means Statement of Financial Accounting Standards No. 109.
      --------

     "Significant Subsidiary" means (i) any Restricted Subsidiary of the Company
      ----------------------
that would be a "significant subsidiary" as defined in clause (2) of the definition of such term in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act, and (ii) any other Restricted Subsidiary of the Company that is material to the business, earnings, prospects, assets or condition, financial or otherwise, of the Company and its Restricted Subsidiaries, taken as a whole.

     "Subordinated Indebtedness" means all Obligations of the type referred to
      -------------------------
in clauses (i) through (v) of the definition of Senior Indebtedness, if the instrument creating or evidencing the same, or pursuant to which the same is outstanding, designates such Obligations as subordinated or junior in right of payment to Senior Indebtedness.

     "Stated Maturity" means with respect to any installment of interest or
      ---------------
principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "Subsidiary" of any Person means any entity of which the Equity Interests
      ----------
entitled to cast at least a majority of the votes that may be cast by all Equity Interests having ordinary voting power for the election of directors or other governing body of such entity are owned by such Person (regardless of whether such Equity Interests are owned directly by such Person or through one or more Subsidiaries).

     "Tax Sharing Agreement" means the tax sharing agreement between the Company
      ---------------------
and each of its Subsidiaries and Jordan Industries, Inc. and each of the other direct and indirect Subsidiaries of Jordan Industries, Inc. that are consolidated with Jordan Industries, Inc. for Federal income tax purposes, as in effect on the date of original issuance of the Senior Notes and the Discount Notes.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-
      ---
77bbbb), as amended, as in effect on the date of original issuance of the Senior Notes and the Discount Notes.

     "Transition Agreement" means the transition agreement, dated as of July 25,
      --------------------
1997, between the Company and Jordan Industries, as in effect on the date of original issuance of the Senior Notes and the Discount Notes.

     "Transfer Restricted Subordinated Exchange Notes" means securities that
      -----------------------------------------------
bear or are required to bear the legend set forth in Section 2.6.

     "Trustee" means First Trust National Association until a successor replaces
      -------
it in accordance with the applicable provisions of this Indenture, and thereafter means the successor.

     "Trust Officer" means the chairman of the board, the president or any other
      -------------
officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "U.S. Government Obligations" means direct obligations of the United States
      ---------------------------
of America for the payment of which the full faith and credit of the United States of America is pledged, provided that no U.S. Government Obligation shall
                              --------
be callable at the issuer's option.

     "Voting Stock" means any class or classes of Capital Stock pursuant to
      ------------
which the holders thereof have the general voting power under ordinary circumstances to elect the board of directors.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness
      ---------------------------------
at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the sum of the product(s) obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.


SECTION 2    OTHER DEFINITIONS.
             ------------------
                                                              Defined in
Term                                                             Section

"Affiliate Transaction.............................................  4.8
"Asset Sale Disposition Date"...................................... 4.11
"Asset Sale Trigger Date".......................................... 4.11
"covenant defeasance option".......................................  8.1
"Disposition"......................................................  5.1
"DTC"..............................................................  2.3
"Event of Default".................................................  6.1
"Excess Proceeds".................................................. 4.11
"legal defeasance option"..........................................  8.1
"Notice of Default"................................................  6.1
"Offer"............................................................  3.8
"Paying Agent".....................................................  2.3
"Purchase Date"....................................................  3.8
"Registrar"........................................................  2.3
"Restricted Payments"..............................................  4.5
"Successor Corporation"............................................  5.1
"Trustee Expenses".................................................  6.8

SECTION 3     INCORPORATION BY REFERENCE OF TRUST
              -----------------------------------
                 INDENTURE ACT.
                 -------------

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. Any terms incorporated by reference in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them therein.

 SECTION 4    RULES OF CONSTRUCTION.
              ---------------------

     Unless the context otherwise requires:

               (1)   a term has the meaning assigned to it herein;

               (2) an accounting term not otherwise defined herein has the meaning assigned to it under GAAP;

               (3)   "or" is not exclusive;

               (4) words in the singular include the plural, and in the plural include the singular; and

               (5)   provisions apply to successive events and transactions.


                                   ARTICLE 2
                        THE SUBORDINATED EXCHANGE NOTES

SECTION 1    FORM AND DATING.
             ---------------

     The Subordinated Exchange Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is part of this Indenture. The Subordinated Exchange Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Subordinated Exchange Note shall be dated the date of its authentication. The Subordinated Exchange Notes shall be in denominations of $1,000 and integral multiples thereof.

     The terms and provisions contained in the Subordinated Exchange Notes shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Each Global Subordinated Exchange Note shall represent such of the outstanding Subordinated Exchange Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Subordinated Exchange Notes from time to time endorsed thereon and that the aggregate amount of outstanding Subordinated Exchange Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Subordinated Exchange Note to reflect the amount of any increase or decrease in the amount of outstanding Subordinated Exchange Notes represented thereby shall be made by the Trustee or the Subordinated Exchange Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.6.

SECTION 2    EXECUTION AND AUTHENTICATION.
             ----------------------------

     One Officer shall sign the Subordinated Exchange Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Subordinated Exchange Notes and may be in facsimile form.

     If an Officer whose signature is on an Subordinated Exchange Note no longer holds that office at the time an Subordinated Exchange Note is authenticated, the Subordinated Exchange Note shall nevertheless be valid.

     A Subordinated Exchange Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee, and the Trustee's signature shall be conclusive evidence that the Subordinated Exchange Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Subordinated Exchange Notes shall be substantially as set forth in Exhibit A.
                              ---------

     The Trustee shall, upon a written order of the Company signed by two Officers directing the Trustee to authenticate the Subordinated Exchange Notes and certifying that all conditions precedent to the issuance of the Subordinated Exchange Notes contained herein have been complied with, authenticate Subordinated Exchange Notes for original issuance up to an aggregate principal amount stated in paragraph 4 of the Subordinated Exchange Notes (the aggregate principal amount of outstanding Subordinated Exchange Notes may not exceed that amount at any time, except as provided in Section 2.7).

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Subordinated Exchange Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Subordinated Exchange Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

SECTION 3    REGISTRAR AND PAYING AGENT.
             --------------------------

     The Company shall maintain an office or agency (the "Registrar") where
                                                          ---------
Subordinated Exchange Notes may be presented for registration of transfer or for exchange and an office or agency (the "Paying Agent") where Subordinated
                                       ------------
Exchange Notes may be presented for payment. The Registrar shall keep a register of the Subordinated Exchange Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar, and the term "Paying
                   ---------                                           ------
Agent" includes any additional paying agent.  The Company may change any Paying
-----
Agent or Registrar without prior notice to any Holder. The Company shall notify in writing the Trustee and the Trustee shall notify the Holders in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, and such agreement shall incorporate the TIA's provisions and implement the provisions of this Indenture that relate to such Agent.

     The Company initially appoints The Depository Trust Company ("DTC") to act
                                                                   ---
as Depositary with respect to the Global Subordinated Exchange Notes.

     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Subordinated Exchange Notes and as Subordinated Exchange Note Custodian with respect to the Global Subordinated Exchange Notes. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar. If the Company fails to appoint or maintain a Registrar and Paying Agent, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.7.

SECTION 4    PAYING AGENT TO HOLD MONEY IN TRUST.
             -----------------------------------

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the Holders' benefit or the Trustee all money the Paying Agent holds for redemption or purchase of the Subordinated Exchange Notes or for the payment of principal of, or premium, if any, or interest on, or Liquidated Damages, if any, with respect to the Subordinated Exchange Notes, and will promptly notify the Trustee of any Default by the Company in providing the Paying Agent with sufficient funds to (i) purchase Subordinated Exchange Notes tendered pursuant to an Offer arising under Section 4.10, (ii) redeem Subordinated Exchange Notes called for redemption, or (iii) make any payment of principal, premium, interest or Liquidated Damages due on the Subordinated Exchange Notes. While any such Default continues, the Trustee may require the Paying Agent to pay all money it holds to the Trustee and to account for any funds disbursed. The Company at any time may require the Paying Agent to pay all money it holds to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee, the Paying Agent (if other than the Company or any of its Subsidiaries) shall have no further liability for the money it delivered to the Trustee. If the Company or any of its Subsidiaries acts as Paying Agent, it shall segregate and hold in a separate trust fund for the Holders' benefit or the Trustee all money it holds as Paying Agent.

SECTION 5    HOLDER LISTS.
             ------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require that sets forth the names and addresses of, and the aggregate principal amount of Subordinated Exchange Notes held by, each Holder, and the Company shall otherwise comply with section 312(a) of the TIA.

SECTION 6    TRANSFER AND EXCHANGE.
             ---------------------

           (a)   Transfer and Exchange of Definitive Subordinated Exchange
                 ---------------------------------------------------------
Notes.  When Definitive Subordinated Exchange Notes are presented by a Holder
-----
to the Registrar with a request:

           (x) to register the transfer of the Definitive Subordinated Exchange Notes; or

           (y) to exchange such Definitive Subordinated Exchange Notes for an equal principal amount of Definitive Subordinated Exchange Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the
                                                --------  -------
Definitive Subordinated Exchange Notes presented or surrendered for register of transfer or exchange:

                 (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

                 (ii) in the case of a Definitive Subordinated Exchange Note that is a Transfer Restricted Subordinated Exchange Note, such request shall be accompanied by the following additional information and documents, as applicable:

                 (A) if such Transfer Restricted Subordinated Exchange Note is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Hold-er (in substantially the form of Exhibit B hereto); or
                                                        ---------

                 (B) if such Transfer Restricted Subordinated Exchange Note is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B
                       hereto); or                               ---------


                 (C) if such Transfer Restricted Subordinated Exchange Note is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a certification from the applicable
                       ---------
                       transferee (in substantially the form of Exhibit C
                                                                ---------
                       hereto); or

                 (D) if such Transfer Restricted Subordinated Exchange Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto).
                                                            ---------

           (b)   Transfer of a Definitive Subordinated Exchange Note for a
                 ---------------------------------------------------------
Beneficial Interest in a Global Subordinated Exchange Note.   A Definitive
----------------------------------------------------------
Subordinated Exchange Note may not be exchanged for a beneficial interest in a Global Subordinated Exchange Note except upon satisfaction of the requirements set forth below.

Upon receipt by the Trustee of a Definitive Subordinated Exchange Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

           (i) if such Definitive Subordinated Exchange Note is a Transfer Restricted Subordinated Exchange Note, a certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Subordinated Exchange Note is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

          (ii) whether or not such Definitive Subordinated Exchange Note is a Transfer Restricted Subordinated Exchange Note, written instructions from the Holder thereof directing the Trustee to make, or to direct the Subordinated Exchange Note Custodian to make, an endorsement on the Global Subordinated Exchange Note to reflect an increase in the aggregate principal amount of the Subordinated Exchange Notes represented by the Global Subordinated Exchange Note, the Trustee shall cancel such Definitive Subordinated Exchange Note in accordance with Section 2.11 and cause, or direct the Subordinated Exchange Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Subordinated Exchange Note Custodian, the aggregate principal amount of Subordinated Exchange Notes represented by the Global Subordinated Exchange Note to be increased accordingly. If no Global Subordinated Exchange Notes are then outstanding, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate a new Global Subordinated Exchange Note in the appropriate principal amount.

          (c)  Transfer and Exchange of Global Subordinated Exchange Notes.  The
               -----------------------------------------------------------
transfer and exchange of Global Subordinated Exchange Notes or beneficial inter-ests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the

Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

          (d)    Transfer of a Beneficial Interest in a Global Subordinated
                 ----------------------------------------------------------
Exchange Note for a Definitive Subordinated Exchange Note.
----------------------------------------------------------

                 (i) Any Person having a beneficial interest in a Global Subordinated Exchange Note may upon request exchange such beneficial interest for a Definitive Subordinated Exchange Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Subordinated Exchange Note, and, in the case of a Transfer Restricted Subordinated Exchange Note, the following additional information and documents (all of which may be submitted by facsimile):

                 (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the bene-ficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B hereto);
                                                            ---------
                       or


                 (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so re quests) or (3) pursuant to an effec-tive registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of
                       Exhibit B hereto); or
                       ---------

          (C) if such beneficial interest is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a
                                                   ---------
              certification from the applicable transferee (in substantially the form of Exhibit C hereto); or
                          ---------

          (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto).
                                        ---------

          The Trustee or the Subordinated Exchange Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Subordinated Exchange Note Custodian, cause the aggregate principal amount of Global Subordinated Exchange Notes to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of an authentication order in accordance with Section 2.2 hereof, the Trustee shall authenticate and deliver to the transferee a Definitive Subordinated Exchange Note in the appropriate principal amount.

          (ii) Definitive Subordinated Exchange Notes issued in exchange for a beneficial interest in a Global Subordinated Exchange Note pursuant to this
     Section 2.6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver in accordance with the standard procedures of the Depositary such Definitive Subordinated Exchange Notes to the Persons in whose names such Subordinated Exchange Notes are so registered.

          (e)  Restrictions on Transfer and Exchange of Global Subordinated
               ------------------------------------------------------------
Exchange Notes.  Notwithstanding any other provision of this Indenture (other
--------------
than the provisions set forth in subsection (f) of this Section 2.6), a Global Subordinated Exchange Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

           (f)  Authentication of Definitive Subordinated Exchange Notes in
                -----------------------------------------------------------
Absence of Depositary.  If at any time:
---------------------

                (i) the Depositary for the Subordinated Exchange Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Subordinated Exchange Notes and a successor Depositary for the Global Subordinated Exchange Notes is not appointed by the Company within 90 days after delivery of such notice; or

                (ii) The Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Subordinated Exchange Notes under this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.2, authenticate and deliver, Definitive Subordinated Exchange Notes in an aggregate principal amount equal to the principal amount of the Global Subordinated Exchange Notes in exchange for such Global Subordinated Exchange Notes and registered in such names as the Depositary shall instruct the Trustee or the Company in writing.

      (g)  Legends.
           -------

           (i) Except for any Transfer Restricted Subordinated Exchange Note sold or transferred (including any Transfer Restricted Subordinated Exchange Note represented by a Global Subordinated Exchange Note) as described in (ii) below, each Subordinated Exchange Note certificate evidencing Global Subordinated Exchange Notes and Definitive Subordinated Exchange Notes (and all Subordinated Exchange Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

      "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY
                                          --------------
      EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
      (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN
      OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER

      IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          (ii) Upon any sale or transfer of a Transfer Restricted Subordinated Exchange Note (including any Transfer Restricted Subordinated Exchange Note represented by a Global Subordinated Exchange Note) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company and the Registrar that no legend is required:

          (A) in the case of any Transfer Restricted Subordinated Exchange Note that is a Definitive Subordinated Exchange Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Subordinated Exchange Note for a Definitive Subordinated Exchange Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Subordinated Exchange Note; and

          (B) in the case of any Transfer Restricted Subordinated Exchange Note represented by a Global Subordinated Exchange Note, such Transfer Restricted Subordinated Exchange Note shall not be required to bear the legend set forth in (i) above if all other interests in such Global Subordinated Exchange Note have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Transfer Restricted Subordinated Exchange Note shall continue to be subject to the provisions of Section 2.6(c); provided, however, that with respect
                                            --------  -------
              to any request for an exchange of a Transfer

              Restricted Subordinated Exchange Note that is represented by a Global Subordinated Exchange Note for a Definitive Subordinated Exchange Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).
                                              ---------

          (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate, Series B Subordinated Exchange Notes in exchange for Series A Subordinated Exchange Notes accepted for exchange in the Exchange Offer, which Series B Subordinated Exchange Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Subordinated Exchange Notes, in each case unless the Holder of such Series A Subordinated Exchange Notes is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Subordinated Exchange Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company. The Company shall identify to the Trustee such Holders of the Subordinated Exchange Notes in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

          (h)  Cancellation and/or Adjustment of Global Subordinated Exchange
               --------------------------------------------------------------
Notes.  At such time as all beneficial interests in Global Subordinated Exchange
-----
Notes have been exchanged for Definitive Subordinated Exchange Notes, redeemed, repurchased or cancelled, all Global Subordinated Exchange Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section
2.11. At any time prior to such cancellation, if any beneficial interest in a Global Subordinated Exchange Note is exchanged for Definitive Subordinated Exchange Notes, redeemed, repurchased or cancelled, the principal amount of Subordinated Exchange Notes represented by such Global Subordinated Exchange Note shall be reduced accordingly and an endorsement shall be made on such Global Subordinated Exchange Note, by the Trustee or the Subordinated Exchange Notes Custodian, at the direction of the Trustee, to reflect such reduction.

           (i)  General Provisions Relating to Transfers and Exchanges.
                ------------------------------------------------------

                (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Subordinated Exchange Notes and Global Subordinated Exchange Notes at the Registrar's request.

                (ii) No service charge shall be made to a Holder for any registration of transfer or "exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.7, 4.10, 4.11 and 9.5).

                (iii) Neither the Company nor the Registrar shall be required to register the transfer of or exchange any Subordinated Exchange Note selected for redemption in whole or in part, except the unredeemed portion of any Subordinated Exchange Note being redeemed in part.

                (iv) All Definitive Subordinated Exchange Notes and Global Subordinated Exchange Notes issued upon any registration of transfer or exchange of Definitive Subordinated Exchange Notes or Global Subordinated Exchange Notes in accordance with this Indenture (including any increase in the aggregate principal amount of the Subordinated Exchange Notes represented by the Global Subordinated Exchange Note pursuant to subsection
     (b) above) shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Subordinated Exchange Notes or Global Subordinated Exchange Notes surrendered upon such registration of transfer or exchange.

                (v) The Company shall not be required to issue Subordinated Exchange Notes and the Registrar shall not be required to register the transfer of or to exchange Subordinated Exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Subordinated Exchange Notes for redemption under Section 3.2 and ending at the close of business on the day of selection, or to register the transfer of or to exchange a Subordinated Exchange Note between a record date and the next succeeding interest payment date.

                (vi) Prior to due presentment for the registration of a transfer of any Subordinated Exchange Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Subordinated Exchange Note is registered as the absolute owner of such Subordinated Exchange Note for the purpose of receiving payment of principal of, premium, if any, accrued and unpaid interest, and Liquidated Damages, if any, on such Subordinated Exchange Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                (vii) The Trustee shall authenticate Definitive Subordinated Exchange Notes and Global Subordinated Exchange Notes in accordance with the provisions of Section 2.2.

SECTION 7     REPLACEMENT SUBORDINATED EXCHANGE NOTES.
              ---------------------------------------

     If any mutilated Subordinated Exchange Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Subordinated Exchange Note, the Company shall issue and the Trustee, upon the Company's written order signed by two Officers, shall authenticate a replacement Subordinated Exchange Note if the Trustee's requirements are met. If the Trustee or the Company requires it, the Holder must supply an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Subordinated Exchange Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Subordinated

Exchange Note. Every replacement Subordinated Exchange Note is an additional Obligation of the Company.

SECTION 8     OUTSTANDING SUBORDINATED EXCHANGE NOTES.
              ---------------------------------------

     The Subordinated Exchange Notes outstanding at any time are all the Subordinated Exchange Notes the Trustee has authenticated except for those it has cancelled, those delivered to it for cancellation, those representing reductions in the interest in a Global Subordinated Exchange Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding.

     If a Subordinated Exchange Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that a bona fide purchaser holds the replaced Subordinated Exchange Note.

     If the entire principal of, and premium, if any, and accrued interest on any Subordinated Exchange Note is considered paid under Section 4.1, it ceases to be outstanding and interest and Liquidated Damages on it cease to accrue.

     Subject to Section 2.9, a Subordinated Exchange Note does not cease to be outstanding because the Company or an Affiliate holds the Subordinated Exchange Note.

SECTION 9     TREASURY SUBORDINATED EXCHANGE NOTES.
              ------------------------------------

     In determining whether the Holders of the required principal amount of Subordinated Exchange Notes have concurred in any direction, waiver or consent, Subordinated Exchange Notes owned by the Company or an Affiliate shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Subordinated Exchange Notes that a Trust Officer of the Trustee knows are so owned shall be so disregarded. Notwithstanding the foregoing, Subordinated Exchange Notes that the Company or an Affiliate offers to purchase or acquires pursuant to an Offer, exchange offer, tender offer or otherwise shall not be deemed to be owned by the Company or an Affiliate until legal title to such Subordinated Exchange Notes passes to the Company or such Affiliate, as the case may be.

SECTION 10    TEMPORARY SUBORDINATED EXCHANGE NOTES.
              -------------------------------------

     Until Definitive Subordinated Exchange Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Subordinated Exchange Notes. Temporary Subordinated Exchange Notes shall be substantially in the form of Definitive Subordinated Exchange Notes but may have variations that the Company considers appropriate for temporary Subordinated Exchange Notes. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the Company's written order signed by two Officers which shall specify the amount of temporary Subordinated Exchange Notes to be authenticated and the date on which the temporary Subordinated Exchange Notes are to be authenticated, shall authenticate Definitive Subordinated Exchange Notes and deliver them in exchange for temporary Subordinated Exchange Notes. Until such exchange, Holders of temporary Subordinated Exchange Notes shall be entitled to the same rights, benefits and privileges as Definitive Subordinated Exchange Notes.

SECTION 11    CANCELLATION.
              ------------

     The Company at any time may deliver Subordinated Exchange Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Subordinated Exchange Notes surrendered to them for registration of transfer, exchange, replacement, payment (including all Subordinated Exchange Notes called for redemption and all Subordinated Exchange Notes accepted for payment pursuant to an Offer) or cancellation, and the Trustee shall cancel all such Subordinated Exchange Notes and shall destroy all cancelled Subordinated Exchange Notes (subject to the Exchange Act's record retention requirements) and deliver a certificate of their destruction to the Company unless by written order, signed by two Officers of the Company, the Company shall direct that cancelled Subordinated Exchange Notes be returned to it. The Company may not issue new Subordinated Exchange Notes to replace any Subordinated Exchange
Notes that have been cancelled by the Trustee or that have been delivered to the Trustee for cancellation. If the Company or an Affiliate acquires any Subordinated

Exchange Notes (other than by redemption or pursuant to an Offer), such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Subordinated Exchange Notes unless and until such Subordinated Exchange Notes are delivered to the Trustee for cancellation.

SECTION 12    DEFAULTED INTEREST.
              ------------------

     If the Company defaults in a payment of interest on the Subordinated Exchange Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to Holders on a subsequent special record date, in each case at the rate provided in the Subordinated Exchange Notes. The Company shall fix or cause to be fixed each such special record date and payment date. As early as practicable prior to the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail a notice that states the special record date, the related payment date and the amount of interest to be paid.

SECTION 13    RECORD DATE.
              -----------

     The record date for purposes of determining the identity of Holders of Subordinated Exchange Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in section 316(c) of the TIA.

SECTION 14    CUSIP NUMBER.
              ------------

     A "CUSIP" number shall be printed on the Subordinated Exchange Notes, and the Trustee shall use the CUSIP number in notices of redemption, purchase or exchange as a convenience to Holders, provided that any such notice may state
                                      --------
that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Subordinated Exchange Notes and that reliance may be placed only on the other identification numbers printed on the Subordinated Exchange Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE 3
                            OPTIONAL REDEMPTION AND
                         MANDATORY OFFERS TO PURCHASE

SECTION 1  NOTICES TO TRUSTEE.
           ------------------

          If the Company elects to redeem Subordinated Exchange Notes pursuant to Section 3.7, it shall furnish to the Trustee, at least 40 days prior to the redemption date and at least 10 days prior to the date that notice of the redemption is to be mailed by the Company to Holders, an Officers' Certificate stating that the Company has elected to redeem Subordinated Exchange Notes pursuant to Section 3.7(a) or 3.7(b), as the case may be, the date notice of redemption is to be mailed to Holders, the redemption date, the aggregate principal amount of Subordinated Exchange Notes to be redeemed, the redemption price for such Subordinated Exchange Notes and the amount of accrued and unpaid interest on and Liquidated Damages, if any, with respect to such Subordinated Exchange Notes as of the redemption date. If the Trustee is not the Registrar, the Company shall, concurrently with delivery of its notice to the Trustee of a redemption, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the name of, and the aggregate principal amount of Subordinated Exchange Notes held by, each Holder.

          If the Company is required to offer to purchase Subordinated Exchange Notes pursuant to Section 4.10 or 4.11, it shall furnish to the Trustee, at least 2 Business Days before notice of the Offer is to be mailed to Holders, an Officers' Certificate setting forth that the Offer is being made pursuant to
Section 4.10 or 4.11, as the case may be, the Purchase Date, the maximum principal amount of Subordinated Exchange Notes the Company is offering to purchase pursuant to the Offer, the purchase price for such Subordinated Exchange Notes, and the amount of accrued and unpaid interest on and Liquidated Damages, if any, with respect to such Subordinated Exchange Notes as of the Purchase Date.

          The Company will also provide the Trustee with any additional information that the Trustee reasonably requests in connection with any redemption or Offer.

SECTION 2  SELECTION OF SUBORDINATED EXCHANGE NOTES TO BE REDEEMED OR
           ----------------------------------------------------------
           PURCHASED.
           ---------

          If less than all outstanding Subordinated Exchange Notes are to be redeemed or if less than all Subordinated Exchange Notes tendered pursuant to an Offer are to be accepted for payment, the Trustee shall select the outstanding Subordinated Exchange Notes to be redeemed or accepted for payment pro rata, by lot or by a method that complies with the requirements of any stock exchange on which the Subordinated Exchange Notes are listed and that the Trustee considers fair and appropriate. If the Company elects to mail notice of a redemption to Holders, the Trustee shall at least 5 business days prior to the date notice of redemption is to be mailed, (i) select the Subordinated Exchange Notes to be redeemed from Subordinated Exchange Notes outstanding not previously called for redemption and (ii) notify the Company of the names of each Holder of Subordinated Exchange Notes selected for redemption, the principal amount of Subordinated Exchange Notes held by each such Holder and the principal amount of such Holder's Subordinated Exchange Notes that are to be redeemed. If less than all Subordinated Exchange Notes tendered pursuant to an Offer on the Purchase Date are to be accepted for payment, the Trustee shall select on or promptly after the Purchase Date the Subordinated Exchange Notes to be accepted for payment. The Trustee shall select for redemption or purchase Subordinated Exchange Notes or portions of Subordinated Exchange Notes in principal amounts of $1,000 or integral multiples of $1,000; except that if all of the Subordinated Exchange Notes of a Holder are selected for redemption or purchase, the aggregate principal amount of the Subordinated Exchange Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed or purchased. Except as provided in the preceding sentence, provisions of this Indenture that apply to Subordinated Exchange Notes called for redemption or tendered pursuant to an offer also apply to portions of Subordinated Exchange Notes called for redemption or tendered pursuant to an Offer. The Trustee shall notify the Company promptly of the Subordinated Exchange Notes or portions of Subordinated Exchange Notes to be called for redemption or selected for purchase.

SECTION 3  NOTICE OF REDEMPTION.
           --------------------

          At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder of Subordinated Exchange Notes or portions thereof that are to be redeemed.

          The notice shall identify the Subordinated Exchange Notes or portions thereof to be redeemed and shall state:

              (1)  the redemption date;

              (2) the redemption price for the Exchange Notes and separately stating the amount of unpaid and accrued interest on, and Liquidated Damages, if any, with respect to, such Subordinated Exchange Notes as of the date of redemption;

              (3) if any Subordinated Exchange Note is being redeemed in part, the portion of the principal amount of such Subordinated Exchange Notes to be redeemed and that, after the redemption date, upon surrender of such Subordinated Exchange Note, a new Subordinated Exchange Note or Subordinated Exchange Notes in principal amount equal to the unredeemed portion will be issued;

              (4) the name and address of the Paying Agent;

              (5) that Subordinated Exchange Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price for, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to, such Subordinated Exchange Notes;

              (6) that, unless the Company defaults in making such redemption payment, interest on Subordinated Exchange Notes called for redemption ceases to accrue on and after the redemption date;

              (7) the paragraph of the Subordinated Exchange Notes pursuant to which the Subordinated

                  Exchange Notes called for redemption are being redeemed; and

              (8) the CUSIP number; provided that no representation is made as
                                    --------
                  to the correctness or accuracy of the CUSIP number listed in such notice and printed on the Subordinated Exchange Notes.

          At the Company's request, the Trustee shall (at the Company's expense) give the notice of redemption in the Company's name at least 30 but not more than 60 days before a redemption; provided, however, that the Company shall
                                  --------  -------
deliver to the Trustee, at least 45 days prior to the redemption date and at least 10 days prior to the date that notice of the redemption is to be mailed to Holders, an Officers' Certificate that (i) requests the Trustee to give notice of the redemption to Holders, (ii) sets forth the information to be provided to Holders in the notice of redemption, as set forth in the preceding paragraph,
(iii) states that the Company has elected to redeem Subordinated Exchange Notes pursuant to Section 3.7(a) or 3.7(b), as the case may be, and (iv) sets forth the aggregate principal amount of Subordinated Exchange Notes to be redeemed and the amount of accrued and unpaid interest and Liquidated Damages, if any, thereon as of the redemption date. If the Trustee is not the Registrar, the Company shall, concurrently with any such request, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the name of, the address of, and the aggregate principal amount of Subordinated Exchange Notes held by, each Holder.

SECTION 4  EFFECT OF NOTICE OF REDEMPTION.
           ------------------------------

          Once notice of redemption is mailed, Subordinated Exchange Notes called for redemption become due and payable on the redemption date at the price set forth in the Subordinated Exchange Note. Upon surrender to the Trustee or Paying Agent, such Subordinated Exchange Notes called for redemption shall be paid at the redemption price (which shall include accrued interest thereon to the redemption date) but installments of interest, the maturity of which is on or prior to the redemption date, shall be payable to Holders of record at the close of business on the relevant record dates.

SECTION 5  DEPOSIT OF REDEMPTION PRICE.
           ---------------------------

          On or prior to any redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of, and accrued interest on, and Liquidated Damages, if any, with respect to, all Subordinated Exchange Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money that the Company deposited with the Trustee or the Paying Agent in excess of the amounts necessary to pay the redemption price of, and accrued interest on, and Liquidated Damages, if any, with respect to, all Subordinated Exchange Notes to be redeemed.

          If the Company complies with the preceding paragraph, interest on the Subordinated Exchange Notes to be redeemed will cease to accrue on such Subordinated Exchange Notes on the applicable redemption date, whether or not such Subordinated Exchange Notes are presented for payment. If a Subordinated Exchange Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name such Subordinated Exchange Note was registered at the close of business on such record date. If any Subordinated Exchange Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, premium, if any, interest and Liquidated Damages, if any, from the redemption date until such principal, premium and interest and Liquidated Damages, if any, is paid, at the rate of interest provided in the Subordinated Exchange Notes and Section 4.1.

SECTION 6  SUBORDINATED EXCHANGE NOTES REDEEMED IN PART.
           --------------------------------------------

          Upon surrender of a Subordinated Exchange Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the Company's expense a new Subordinated Exchange Note equal in principal amount to the unredeemed portion of the Subordinated Exchange Note surrendered.

SECTION 7  OPTIONAL REDEMPTION PROVISIONS.
           ------------------------------

           (a) Except as provided in Section 3.7(b), the Subordinated Exchange Notes may not be redeemed at the option of the Company prior to August 1, 2002, other than out of the net proceeds of one or more Equity Offerings, as and to the extent described in this Indenture. During the twelve (12) month period beginning on August 1 of the years indicated below, the Subordinated Exchange Notes will be redeemable at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of Subordinated Exchange Notes to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus any accrued and unpaid interest and Liquidated Damages, if any, to the redemption date:

           Year                         Percentage
           ----                         ----------
           2002 .......................  106.6250%
           2003 .......................  104.4167%
           2004 .......................  102.2083%

           2005 and thereafter ........  100.0000%

           (b) Notwithstanding the foregoing, at any time the Company may redeem the Subordinated Exchange Notes in whole, but not in part, at a redemption price of 113.25% of the principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the applicable date of redemption with the proceeds of an Equity Offering; provided, that such
                                                    --------
redemption shall occur within 60 days of the date of the closing of such Equity Offering.

SECTION 8  MANDATORY PURCHASE PROVISIONS.
           -----------------------------

           (a) Within 30 days following any Change of Control or Asset Sale Trigger Date, the Company shall mail a notice to each Holder at such Holder's registered address stating (i) that an offer ("Offer") is being made pursuant to
                                               -----
Section 4.10 or Section 4.11, as the case may be, the length of time the Offer shall remain open, the amount of the Offer and the maximum aggregate principal amount of Subordinated Exchange Notes that will be accepted for payment pursuant to such Offer; (ii) the
purchase price for the Subordinated Exchange Notes (as set forth in Section 4.10 or Section 4.11, as the case may be), the amount of accrued and unpaid interest on, and Liquidated Damages, if any, with respect to, such Subordinated Exchange Notes as of the purchase date, and the purchase date (which shall be no earlier than 30 days or later than 40 days from the date such notice is mailed (the "Purchase Date")); (iii) that any Subordinated Exchange Note not accepted for
 -------------
payment will continue to accrue interest and Liquidated Damages, if any; (iv) that, unless the Company fails to deposit with the Paying Agent on the Purchase Date an amount sufficient to purchase all Subordinated Exchange Notes accepted for payment, interest shall cease to accrue on such Subordinated Exchange Notes after the Purchase Date; (v) that Holders electing to tender any Subordinated Exchange Note or portion thereof will be required to surrender their Subordinated Exchange Note, with a form entitled "Option of Holder to Elect Purchase" completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Purchase Date, provided that Holders electing to tender only a portion of any Subordinated
--------
Exchange Note must tender a principal amount of $1,000 or integral multiples thereof, (vi) that Holders will be entitled to withdraw their election to tender Subordinated Exchange Notes, if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Subordinated Exchange Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Subordinated Exchange Note purchased; and (vii) that Holders whose Subordinated Exchange Notes are accepted for payment in part will be issued new Subordinated Exchange Notes equal in principal amount to the unpurchased portion of Subordinated Exchange Notes surrendered; provided that only Subordinated
                                            --------
Exchange Notes in a principal amount of $1,000 or integral multiples thereof will be accepted for payment in part.

           (b) On any Purchase Date, the Company shall, to the extent lawful and required by this Indenture and such Offer, (i) in the case of an Offer resulting from a Change of Control, accept for payment all Subordinated Exchange Notes or portions thereof tendered pursuant to such Offer and, in the case of an Offer resulting from an Asset Sale Trigger Date, accept for payment the maximum aggregate principal amount of Subordinated Exchange Notes or portions thereof tendered pursuant to such Offer that can be purchased out of Excess Proceeds from such Asset Sale Trigger Date, (ii) deposit with the Paying Agent the aggregate purchase price of all Subordinated Exchange Notes or portions thereof accepted for payment and any accrued and unpaid interest and Liquidated Damages, if any, on such Subordinated Exchange Notes as of the Purchase Date, and (iii) deliver or cause to be delivered to the Trustee all Subordinated Exchange Notes so accepted together with an Officers' Certificate stating the Subordinated Exchange Notes or portions thereof tendered to the Company.

           (c) With respect to any Offer, if less than all of the Subordinated Exchange Notes tendered pursuant to an Offer are to be purchased by the Company, the Trustee shall select on the Purchase Date the Subordinated Exchange Notes or portions thereof to be accepted for payment pursuant to Section 3.2.

           (d) Promptly after consummation of an Offer, (i) the Paying Agent shall mail (or cause to be transferred by book entry) to each Holder of Subordinated Exchange Notes or portions thereof accepted for payment an amount equal to the purchase price for, plus any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to, such Subordinated Exchange Notes as of the Purchase Date, (ii) with respect to any tendered Subordinated Exchange Note not accepted for payment in whole or in part, the Trustee shall return such Subordinated Exchange Note to the Holder thereof, and (iii) with respect to any Subordinated Exchange Note accepted for payment in part, the Trustee shall authenticate and mail to each such Holder a new Subordinated Exchange Note equal in principal amount to the unpurchased portion of the tendered Subordinated Exchange Note, provided that each such new Subordinated Exchange Note shall be
               --------
in a principal amount of $1,000 or integral multiples thereof.

           (e) The Company will publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

           (f) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable to any Offer. To the extent that the provisions of any of the securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

           (g) With respect to any Offer, if the Company deposits prior to 10:00 a.m. New York City time with the Paying Agent on the Purchase Date an amount in available funds sufficient to purchase all Subordinated Exchange Notes accepted for payment, interest shall cease to accrue on such Subordinated Exchange Notes after the Purchase Date; provided, however, that if the Company
                                        --------  -------
fails to deposit such amount on the Purchase Date, interest shall continue to accrue on such Subordinated Exchange Notes until such deposit is made.


                                   ARTICLE 4
                                   COVENANTS

SECTION 1  PAYMENT OF SUBORDINATED EXCHANGE NOTES.
           --------------------------------------

      The Company shall pay the principal of, and premium, if any, and accrued and unpaid interest on the Subordinated Exchange Notes on the dates and in the manner provided in the Subordinated Exchange Notes. Holders of Subordinated Exchange Notes must surrender their Subordinated Exchange Notes to the Paying Agent to collect principal payments. Principal of, premium, if any, and accrued and unpaid interest, and Liquidated Damages, if any, shall be considered paid on the date due if the Paying Agent (other than the Company or any of its Subsidiaries), the Global Subordinated Exchange Note Holder or each Holder that has specified an account, holds, as of 10:00 a.m. New York City time, money the Company deposited in immediately available funds designated for and sufficient to pay in cash all principal, premium, if any, and accrued and unpaid interest on, and Liquidated Damages, if any, then due; provided that, to the extent that
                                              --------
the Holders have not specified accounts, such amounts shall be considered paid on the date due if the Company mails a check for such amounts on such date. The

Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest) that exceeds the amount of principal, premium, if any, accrued and unpaid interest, and Liquidated Damages, if any, paid on the Subordinated Exchange Notes. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. If any Liquidated Damages become payable, the Company shall not later than three Business Days prior to the date that any payment of Liquidated Damages is due (i) deliver an Officers' Certificate to the Trustee setting forth the amount of Liquidated Damages payable to Holders and (ii) instruct the Paying Agent to pay such amount of Liquidated Damages to Holders entitled to receive such Liquidated Damages.

      To the extent lawful, the Company shall pay interest (including Post-Petition Interest) on (i) overdue principal and premium at the then applicable interest rate on the Subordinated Exchange Notes, compounded semiannually and
(ii) overdue installments of interest (without regard to any applicable grace period) at the same rate as set forth in clause (i), compounded semiannually.

      To the extent any payment on the Subordinated Exchange Notes, whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise, is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Subordinated Exchange Notes or part thereof originally intended to be satisfied by such payment shall be deemed to be reinstated and outstanding as if such payment had not occurred.

SECTION 2  SEC REPORTS.
           -----------

           (a) The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the

SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 15 days after it would have been required to file with the SEC, financial statements, including any notes thereto (and with respect to annual reports, an auditor's report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company were subject to the requirements of Section 13 or 15(d) of the Exchange Act. Subsequent to the qualification of this Indenture under the TIA, the Company also shall comply with the provisions of section 314(a) of the TIA.

           (b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports it furnishes to its stockholders generally to be filed with the Trustee and the Company shall mail to the Holders at their addresses appearing in the register of Subordinated Exchange Notes maintained by the Registrar. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 4.2(a), including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so mailed to the Holders within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three fiscal quarters of each year. The Company shall cause to be disclosed in a statement accompanying any annual report or comparable information as of the date of the most recent financial statements in each such report or comparable information the amount available for payments pursuant to Section 4.5. As of the date hereof, the Company's fiscal year ends on December 31.

           (c) If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, for so long as any Subordinated Exchange Notes remain outstanding, the Company shall furnish to the Holders, securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

           (d) Notwithstanding anything herein to the contrary, the Trustee shall have no duty to review such documents for purposes of determining their compliance with any provision of this Indenture.

SECTION 3  COMPLIANCE CERTIFICATE.
           ----------------------

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determine whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company has taken or proposes to take with respect thereto) and that, to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, and accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Subordinated Exchange Notes are prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

     So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the financial statements delivered pursuant to Section 4.2 shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Section 4.1, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 or
4.12 or of Sections 4.7, 4.9, 4.11 or 4.15 of each of the Senior Notes Indenture and the Discount Notes Indenture, or of Article 5 or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

      The Company shall, so long as any of the Subordinated Exchange Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4  STAY, EXTENSION AND USURY LAWS.
           ------------------------------

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that might affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 5  LIMITATION ON RESTRICTED PAYMENTS.
           ---------------------------------

           (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on account of the Company's or such Restricted Subsidiary's Capital Stock or other Equity Interests (other than dividends or distributions payable in Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company or a Restricted Subsidiary and other than dividends or distributions payable by a Restricted Subsidiary to another Restricted Subsidiary or to the Company);
(ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any of its Restricted Subsidiaries (other than any such Equity Interest purchased from the Company or any Restricted Subsidiary for fair market value (as determined by the Board of Directors in good faith));
(iii) voluntarily prepay Subordinated Indebtedness, whether any such Subordinated Indebtedness is outstanding on, or issued after, the date of original issuance of the Senior Notes and Discount Notes, except as specifically permitted by the covenants of this Indenture; or (iv) make any Restricted Investment (all such dividends, distributions, purchases, redemptions, acquisitions, retirements, prepayments and Restricted Investments being collectively referred to as "Restricted Payments"), if, at the time of such
                             -------------------
Restricted Payment:

           (A) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; or

           (B) immediately after such Restricted Payment and after giving effect thereto on a Pro Forma Basis, the Company shall not be able to issue $1.00 of additional Indebtedness pursuant to
                Section 4.7(a) of each of the Senior Notes Indenture and the Discount Notes Indenture; or

           (C) such Restricted Payment, together with the aggregate of all other Restricted Payments made after the date of original issuance of the Senior Notes and Discount Notes, without duplication, exceeds the sum of: (1) 50% of the aggregate Consolidated Net Income (including, for this purpose, gains from Asset Sales and, to the extent not included in Consolidated Net Income, any gain from a sale or disposition of a Restricted Investment) of the Company (or, in case such aggregate is a loss, 100% of such loss) for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing immediately after the date of original issuance of the Senior Notes and Discount

               Notes and ended as of the Company's most recently ended fiscal quarter at the time of such Restricted Payment, plus (2) 100% of the aggregate net cash proceeds and the fair market value of any property or securities (as determined by the Board of Directors in good faith) received by the Company from the issue or sale of Capital Stock or other Equity Interests of the Company subsequent to the date of original issuance of the Senior Notes and Discount Notes (other than (x) Capital Stock or other Equity Interests issued or sold to a Restricted Subsidiary and (y) the issuance or sale of Disqualified Stock), plus (3) $5,000,000, plus (4) the amount by which the principal amount of and any accrued interest on either (A) Senior Indebtedness of the Company, or (B) any Indebtedness of the Restricted Subsidiaries is reduced on the Company's consolidated balance sheet upon the conversion or exchange subsequent to the date of original issuance of the Senior Notes and Discount Notes of any such Indebtedness of the Company or any Restricted Subsidiary (not held by the Company or any Restricted Subsidiary) for Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company or any Restricted Subsidiaries (less the amount of any cash, or the fair market value of any other property or securities (as determined by the Board of Directors in good faith), distributed by the Company or any Restricted Subsidiary (to Persons other than the Company or any other Restricted Subsidiary) upon such conversion or exchange), plus (5) if any Non-Restricted Subsidiary is redesignated as a Restricted Subsidiary, the value of the deemed Restricted Payment resulting therefrom and determined in accordance with the second sentence of Section 4.12; provided,
                                                                    --------
               however, that for purposes of this clause (5), the value of any
               -------
               redesignated Non-Restricted Subsidiary shall be reduced by the amount that any such redes-
                ignation replenishes or increases the amount of Restricted Investments permitted to be made pursuant to Section 4.5(b)(ii).

           (b) Notwithstanding Section 4.5(a), the following Restricted Payments may be made: (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would comply with all the provisions hereof (including, but not limited to, this
Section 4.5); (ii) making Restricted Investments at any time, and from time to time, in an aggregate outstanding amount of $40,000,000 after the date of original issuance of the Senior Notes and Discount Notes (it being understood that if any Restricted Investment made after the date of original issuance of the Senior Notes and Discount Notes pursuant to this Section 4.5(b)(ii) is sold, transferred or otherwise conveyed to any Person other than the Company or a Restricted Subsidiary, the portion of the net cash proceeds or fair market value of securities or properties paid or transferred to the Company and its Restricted Subsidiaries in connection with such sale, transfer or conveyance that relates or corresponds to the repayment or return of the original cost of such a Restricted Investment will replenish or increase the amount of Restricted Investments permitted to be made pursuant to this clause (ii), so that up to $40,000,000 of Restricted Investments may be outstanding under this Section 4.5(b)(ii) at any given time; provided that without otherwise limiting this
                              --------
clause (ii) any Restricted Investment in a Restricted Subsidiary made pursuant to this Section 4.5(b)(ii) is made for fair market value (as determined by the Board of Directors in good faith); (iii) the repurchase, redemption or acquisition of the Company's stock from the executives, management and employees or consultants of the Company or its Subsidiaries pursuant to the terms of any subscription, stockholder or other agreement or plan, up to an aggregate amount not to exceed $5,000,000; (iv) any loans, advances, distributions or payments from the Company to its Restricted Subsidiaries, or any loans, advances, distributions or payments by a Restricted Subsidiary to the Company or to another Restricted Subsidiary, pursuant to intercompany Indebtedness, intercompany management agreements, intercompany tax sharing agreements and other intercompany agreements and obligations; (v) the purchase, redemption, retirement or other acquisition of (A) any Senior Indebtedness of the Company and any Indebtedness of a Restricted Subsidiary required by its terms to be purchased, redeemed, retired or acquired with the net proceeds from asset sales (as defined in the instrument evidencing such Indebtedness) or upon a change of control (as defined in the instrument evidencing such Indebtedness) and (B) the Subordinated Exchange Notes pursuant to Sections 3.7, 4.10 and 4.11; (vi) dividends and redemptions in respect of the Dura-Line Preferred Stock pursuant to the Dura-Line Agreement; (vii) to the extent constituting Restricted Payments, payments under the Tax Sharing Agreement, New Subsidiary Consulting Agreement, Transition Agreement and the Properties Services Agreement; (viii) to the extent constituting Restricted Payments, (A) payments under the New Subsidiary Advisory Agreement, provided that such payments will not be made and
                               --------
shall be accrued so long as any Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, and the Company's Obligations to pay such fees under the New Subsidiary Advisory Agreement shall be subordinated expressly to the Company's Obligations in respect of the Subordinated Exchange Notes, and (B) indemnities, expenses and other amounts under the New Subsidiary Advisory Agreement; (ix) the redemption, repurchase, retirement or the acquisition of any Capital Stock or other Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Capital Stock or other Equity Interests of the Company or any Restricted Subsidiary (other than any Disqualified Stock); provided that any net
                                                           --------
cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition, and any Net Income resulting therefrom, shall be excluded from this Section 4.5(a)(iv)(c) (1) and (c)(2); (x) the defeasance, redemption or repurchase of Indebtedness with the net cash proceeds from an issuance of permitted Refinancing Indebtedness or the substantially concurrent sale (other than to a Subsidiary of the Company) of Capital Stock or other Equity Interests of the Company or any Restricted Subsidiary (other than Disqualified Stock); provided that any net cash proceeds that are utilized for any such defeasance,
--------
redemption or repurchase, and any Net Income resulting therefrom, shall be excluded from this Section 4.5(a)(iv)(c)(1) and (c)(2); (xi) payments of fees, expenses and indemnities in respect of the Company's and its Subsidiaries' directors and such payments to Jordan

Industries, Inc., an Illinois corporation and corporate parent of the Company, in respect of their directors, provided that the aggregate amount of such fees
                               --------
payable to all such directors does not exceed $250,000 in any fiscal year; (xii) Restricted Investments received in consideration for the sale, transfer or disposition by the Company or any Restricted Subsidiary of any business, properties or assets belonging thereto, provided that the Company complies with
                                        --------
Section 4.11; (xiii) any Restricted Investment constituting securities or instruments of a Person issued in exchange for trade or other claims against such Person in connection with a financial reorganization or restructuring of such Person; (xiv) to the extent constituting Restricted Payments, payments and transactions in connection with the Offering or the Company Formation; or (xv) any Restricted Investment constituting an equity investment in a Receivables Subsidiary, provided that the aggregate amount of such equity investments does
            --------
not exceed $1,000,000.

SECTION 6  CORPORATE EXISTENCE.
           -------------------

      Subject to Section 4.11 and Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of each of its Restricted Subsidiaries and the rights (charter and statutory), licenses and franchises of the Company and each of its Restricted Subsidiaries; provided, however, that the Company shall not be required to
              --------  -------
preserve any such right, license or franchise, or the corporate, partnership or other existence of any Restricted Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

SECTION 7  LIMITATION ON TRANSACTIONS WITH
           -------------------------------
                AFFILIATES.
                ----------

           (a) Except as otherwise set forth herein, neither the Company nor any of its Restricted Subsidiaries shall make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or dispose of any properties or assets to, or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, an Affiliate (each such transaction or series of related transactions that are part of a common plan, an "Affiliate Transaction"), except in good faith and on terms that are no less
 ---------------------
favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

           (b) The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Affiliate Transactions involving aggregate payments or other transfers by the Company and its Restricted Subsidiaries in excess of $5,000,000 (including cash and non-cash payments and benefits valued at their fair market value by the Board of Directors in good faith), unless the Company delivers to the Trustee: (i) a resolution of the Board of Directors stating that the Board of Directors (including a majority of the disinterested directors, if any) has, in good faith, determined that such Affiliate Transaction complies with the provisions of this Indenture; and (ii)(A) with respect to any Affiliate Transaction involving the incurrence of Indebtedness, a written opinion of a nationally recognized investment banking or accounting firm experienced in the review of similar types of transactions, (B) with respect to any Affiliate Transaction involving the transfer of real property, fixed assets or equipment, either directly or by a transfer of 50% or more of the Capital Stock of a Restricted Subsidiary which holds any such real property, fixed assets or equipment, a written appraisal from a nationally recognized appraiser experienced in the review of similar types of transactions or (C) with respect to any Affiliate Transaction not otherwise described in (A) or (B) above, or in lieu of the opinions and appraisals referred to in (A) and (B) above, a written certification from a nationally recognized professional or firm experienced in evaluating similar types of transactions, in each case, stating that the terms of such transaction are fair to the Company or such Restricted Subsidiary, as the case may be, and the Holders of the Subordinated Exchange Notes from a financial point of view.

           (c) Notwithstanding Sections 4.7(a) and (b), this Section 4.7 shall not apply to: (i) transactions between the Company and any Restricted Subsidiary or between Restricted Subsidiaries; (ii) payments expressly due under the New Subsidiary Advisory Agreement, the New Subsidiary Consulting Agreement, the Transition Agreement, the Properties Services Agreement and the Tax Sharing Agreement; provided that any amendments, supplements, modifications,
           --------
substitutions, renewals or replacements of the foregoing agreements are approved by a majority of the Board of Directors (including a majority of disinterested directors, if any) as fair to the Company and the Holders of the Subordinated Exchange Notes; (iii) any Restricted Payments permitted pursuant to
Section 4.5; (iv) reasonable compensation paid to officers, employees or consultants of the Company or any Subsidiary as determined in good faith by the Company's Board of Directors or executives; (v) transactions in connection with a Receivables Financing; or (vi) payments and transactions in connection with the Offering and the Company Formation.

SECTION 8  COMPLIANCE WITH LAWS, TAXES.
           ---------------------------

      The Company shall, and shall cause each of its Restricted Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, the non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its Restricted Subsidiaries taken as a whole.

      The Company shall, and shall cause each of its Restricted Subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except those contested in good faith by appropriate proceedings.

 SECTION 9  MAINTENANCE OF OFFICE OR AGENCIES.
            ---------------------------------

          The Company shall maintain in the Borough of Manhattan, the City of New York an office or an agency (which may be an office of any Agent) where Subordinated Exchange Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Subordinated Exchange Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of any change in the location of such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

          The Company may also from time to time designate one or more other offices or agencies where the Subordinated Exchange Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee located at First Trust National Association, 100 Wall Street, 20th Floor, New York, New York 10005, as one such office or agency of the Company in accordance with Section 2.3.

 SECTION 10       CHANGE OF CONTROL.
                  -----------------

          (a) Upon the occurrence of a Change of Control, each Holder of Subordinated Exchange Notes shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple there-of) of such Holder's Subordinated Exchange Notes pursuant to an Offer at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

          (b)  Prior to the mailing of the notice referred to in Section
3.8(a), but in any event within 30 days following any Change of Control, the Company shall (i) repay in full and terminate all commitments under Indebtedness under the New Credit Agreement and all other Senior Indebtedness the terms of which require repayment upon a Change of Control or offer to repay in full and terminate all commitments under all Indebtedness under the New Credit Agreement and all such other Senior Indebtedness and to repay the Indebtedness owed to each lender which has accepted such offer or (ii) obtain the requisite consents under the New Credit Agreement and all such other Senior Indebtedness to permit the repurchase of the Subordinated Exchange Notes as provided in Section 3.8(b). The Company shall first comply with Section 4.13(b)(ii) before it shall be required to repurchase Subordinated Exchange Notes pursuant to the provisions in
Section 3.8. The Company's failure to comply with this Section 4.10(b) shall constitute an Event of Default described in clause (iii) and not in clause (ii) under Section 6.1(a).

          (c) In the event of a Change of Control, the Company shall not offer to purchase or redeem any Subordinated Indebtedness required or entitled by its terms to be redeemed or purchased until the Change of Control Offer for the Subordinated Exchange Notes has been consummated and all Subordinated Exchange Notes tendered pursuant to such Offer have been accepted for payment.

 SECTION 11   LIMITATION ON ASSET SALES.
              -------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale (including the sale of any of the Capital Stock of any Restricted Subsidiary) providing for Net Proceeds in excess of $2,500,000 unless at least 75% of the Net Proceeds from such Asset Sale are applied (in any manner otherwise permitted by this Indenture)to one or more of the following purposes in such combination as the Company shall elect: (i) an investment in another asset or business in the same line of business as, or a line of business similar to that of, the line of business of the Company and its Restricted Subsidiaries at the time of the Asset Sale; provided that such investment occurs on or prior to the 365th day
      --------
following the date of such Asset Sale (the "Asset Sale Disposition
                                            ----------------------

Date"), (ii) to reimburse the Company or its Subsidiaries for expenditures made,
----
and costs incurred, to repair, rebuild, replace or restore property subject to loss, damage or taking, to the extent that the Net Proceeds consist of insurance proceeds received on account of such loss, damage or taking, (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness of the Company or Indebtedness of the Company's Restricted Subsidiaries on or prior to the 365th day following the Asset Sale Disposition Date or (iv) an Offer expiring on or prior to the Purchase Date.

          (b) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale unless at least 75% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash, cash equivalents or marketable securities; provided that, solely for purposes of calculating such 75% of the consideration,
--------
the amount of (i) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto, excluding contingent liabilities and trade payables), of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Subordinated Exchange Notes) that are assumed by the transferee of any such assets and (ii) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash and cash equivalents for purposes of this provision. Any Net Proceeds from any Asset Sale that are not applied or invested as provided in
Section 4.11(a) shall constitute "Excess Proceeds."

          (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000 (such date being an "Asset Sale Trigger Date"), subject to Section 10 hereof,
                     -----------------------
the Company shall make an Offer to all Holders of Subordinated Exchange Notes to purchase the maximum principal amount of the Subordinated Exchange Notes then outstanding that may be purchased out of Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus any accrued and unpaid interest and Liqui-dated Damages, if any, to the Purchase Date in accordance with the procedures set forth in this Indenture.

          (d) To the extent that any Excess Proceeds remain after completion of an Offer for Subordinated Exchange Notes, the Company may use such remaining amount for general corporate purposes.

          (e) If the aggregate principal amount of Subordinated Exchange Notes surrendered by Holders there-of exceeds the amount of Excess Proceeds, the Trustee shall select the Subordinated Exchange Notes to be purchased on a pro rata basis, by lot or by a method that complies with the requirements of any stock exchange on which the Subordinated Exchange Notes are listed and that the Trustee considers fair and appropriate.

          (f) Upon completion of an Offer related to an Asset Sale, the amount of Excess Proceeds shall be reset at zero.

          (g) Notwithstanding the foregoing, to the extent that any or all of the Net Proceeds of an Asset Sale is prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds so affected will not be required to be applied pursuant to Section 4.11, but may be retained for so long, but only for so long, as the applicable local law prohibits repatriation to the United States. The Company will promptly take all reasonable actions required by the applicable local law to permit such repatriation, and once such repatriation of any affected Net Proceeds is not prohibited under applicable local law, such repatriation will be immediately effected and such repatriated Net Proceeds will be applied in the manner set forth above as if such Asset Sale had occurred on the date of repatriation.

 SECTION 12  DESIGNATION OF RESTRICTED AND NON-RESTRICTED SUBSIDIARIES.
             ---------------------------------------------------------

          (a) From and after the date of original issuance of the Senior Notes and the Discount Notes, the Company may designate any existing or newly formed or acquired Subsidiary as a Non-Restricted Subsidiary, provided that (i) either
                                                       --------
(A) the Subsidiary to be so designated has total assets of $1,000,000 or less or
(B)
immediately before and after giving effect to such designation on a Pro Forma Basis, (1) the Company could incur $1.00 of additional Indebtedness pursuant to
Section 4.7(a) of each of the Senior Notes Indenture and the Discount Notes Indenture determined on a Pro Forma Basis; and (2) no Default or Event of Default shall have occurred and be continuing, or shall occur as a consequence thereof, and (ii) all transactions between the Subsidiary to be so designated and its Affiliates remaining in effect are permitted pursuant to Section 4.8. Any Investment made by the Company or any Restricted Subsidiary in a Subsidiary which is redesignated from a Restricted Subsidiary to a Non-Restricted Subsidiary shall be considered as having been a Restricted Payment (to the extent not previously included as a Restricted Payment) made on the day such Subsidiary is designated as a Non-Restricted Subsidiary in the amount of the greater of (i) the fair market value (as determined by the Board of Directors of the Company in good faith) of the Equity Interests of such Subsidiary held by the Company and its Restricted Subsidiaries on such date, and (ii) the amount of the Investments determined in accordance with GAAP made by the Company and any of its Restricted Subsidiaries in such Subsidiary.

          (b) A Non-Restricted Subsidiary may be redesignated as a Restricted Subsidiary. The Company shall not, and shall not permit any Restricted Subsidiary to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Restricted Subsidiary (whether through an acquisition, the redesignation of a Non-Restricted Subsidiary or otherwise, but not including through the creation of a new Restricted Subsidiary) unless, immediately before and after giving effect to such action, transaction or series of transactions on a Pro Forma Basis, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to
Section 4.7(a) of each of the Senior Notes Indenture and the Discount Notes Indenture and (ii) no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof.

          (c) The designation of a Subsidiary as a Restricted Subsidiary or the removal of such designation is required to be made by a resolution adopted by a majority of the Board of Directors of the Company stating that the Board of Directors has made such designation in accordance with this Indenture, and the Company is required to deliver to the Trustee such resolution together with an Officers' Certificate certifying that the designation complies with this Indenture. Such designation shall be effective as of the date specified in the applicable resolution, which may not be before the date the applicable Officers' Certificate is delivered to the Trustee.

          (d) The sale and transfer of all of the Equity Interests in a foreign Restricted Subsidiary to a Non-Restricted Subsidiary and the subsequent redesignation of such foreign Restricted Subsidiary as a Non-Restricted Subsidiary as contemplated by the definition of "Restricted Subsidiary" will not be considered a redesignation of a Restricted Subsidiary for purposes of this Section 4.12.


                                   ARTICLE 5
                                  SUCCESSORS

 SECTION 1  MERGER OR CONSOLIDATION.
            -----------------------

          (a) The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person(any such consolidation, merger or sale being a "Disposition") unless
                                                           -----------
(i) the successor corporation of such Disposition or the Person to which such Disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;
(ii) the successor corporation of such Disposition or the corporation to which such Disposition shall have been made expressly assumes the Obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Indenture and the Subordinated Exchange Notes; (iii) immediately after such Disposition, no Default or Event of Default shall exist; and (iv) the corporation formed by or surviving any such Disposition, or the corporation to which such Disposition shall have been made, shall (A) have Consolidated Net Worth (immediately after the Disposition but prior to giving effect on a Pro Forma Basis to any purchase accounting adjustments or Restructuring Charges resulting from the Disposition) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the Disposition, (B) be permitted immediately after the Disposition by the terms of this Indenture to issue at least $1.00 of additional Indebtedness determined on a Pro Forma Basis pursuant to Section 4.7(a) of each of the Senior Notes Indenture and the Discount Notes Indenture, and (C) have a Cash Flow Coverage Ratio, for the four fiscal quarters immediately preceding the applicable Disposition, determined on a Pro Forma Basis, equal to or greater than the actual Cash Flow Coverage Ratio of the Company for such four quarter period. The limitations in this Section 5.1(a) on the Company's ability to make a Disposition do not restrict the Company's ability to sell less than all or substantially all of its assets, such sales being governed by Section 4.11.

          (b) Prior to the consummation of any proposed Disposition, the Company shall deliver to the Trustee an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed Disposition and such supplemental indenture comply with this Indenture.

 SECTION 2  SUCCESSOR CORPORATION SUBSTITUTED.
            ---------------------------------

          Upon any Disposition, the Successor Corporation resulting from such Disposition shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor has been named as the Company herein; provided, however, that
                                                     --------  -------
neither the Company nor any Successor Corporation shall be released from its Obligation to pay the principal of, premium, if any, and accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Subordinated Exchange Notes.


                                  ARTICLE 6
                             DEFAULTS AND REMEDIES

 SECTION 1  EVENTS OF DEFAULT.
            -----------------

            (a)  An Event of Default is:

                 (i) a default for 30 days in payment of interest on, or Liquidated Damages, if any, with respect to, the Subordinated Exchange Notes;

                 (ii) a default in payment when due at maturity, upon redemption or otherwise, of principal or premium, if any, with respect to, the Subordinated Exchange Notes;

                 (iii) the failure of the Company to comply with any of its other agreements or covenants in, or provisions of, this Indenture or the Subordinated Exchange Notes outstanding and the Default continues for the period, if applicable, and after the notice specified in Section 6.1(b);

                 (iv) a default by the Company or any Restricted Subsidiary under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary (or the payment of which is guaranteed by the Company or any Restricted Subsidiary), whether such Indebtedness or guarantee now exists or shall be created hereafter, if (A) either (1) such default results from the failure to pay principal of or interest on any such Indebtedness at the Stated Maturity thereof or upon such Indebtedness becoming due upon the redemption thereof or otherwise and such default continues for 30 days beyond any applicable grace period or (2) as a result of such default the maturity of such Indebtedness has been accelerated prior to its expressed maturity, and (B) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, at final maturity, or because of the acceleration of the maturity thereof, aggregates in excess of $10,000,000;

                 (v) a failure by the Company or any Restricted Subsidiary to pay final judgments (not covered by insurance) aggregating in excess of $10,000,000 which judgments a court of competent jurisdiction does not rescind, annual or stay within 45 days after their entry and the Default continues for the period and after the notice specified in Section 6.1(b);

                 (vi) in existence when the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                 (A)   commences a voluntary case,

                 (B) consents to the entry of an order for relief against it in an involuntary case,

                 (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                 (D) makes a general assignment for the benefit of its creditors; and

                 (vii) in existence when a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                 (A) is for relief against the Company or any Significant Subsidiary in an in voluntary case,

                 (B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary, or

                 (C) orders the liquidation of the Company or any Significant Subsidiary,

                 and any such order or decree remains unstayed and in effect for 60 days.

          (b) A Default or Event of Default under Section 6.1(a)(iii) (other than an Event of Default arising under Section 5.1 which shall be an Event of Default with the notice but without the passage of time specified in this
Section 6.1(b)) or Section 6.1(a)(v) is not an Event of Default under this Indenture until the Trustee or the Holders of at least 25% in principal amount of the Subordinated Exchange Notes then outstanding notify the Company of the Default and the Company does not cure the Default within 45 days after receipt of the notice. The notice must specify the Default, demand that it be remedied, and state that the notice is a "Notice of Default."
             -----------------

          (c) In the case of any Event of Default pursuant to Section 6.1(a) or Section 6.1(b) occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have to pay if the Company then had elected to redeem the Subordinated Exchange Notes pursuant to paragraph 5 of the Subordinated Exchange Notes, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, anything in this Indenture or in the Subordinated Exchange Notes contained to the contrary notwithstanding.

          (d) The Trustee shall not be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company or any other Person.

 SECTION 2  ACCELERATION.
            ------------

            (a) Upon the occurrence of an Event of Default (other than an Event of Default under Section 6.1(a)(vi) or (vii)), the Trustee or the Holders of at least 25% in principal amount of the then outstanding Subordinated Exchange Notes may declare all Subordinated Exchange Notes to be due and payable immediately and, upon such declaration, the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to all Subordinated Exchange Notes shall be due and payable immediately; provided, however, that if an Event of Default arises under Section 6.1(a)(vi)
--------  -------
or (vii), the principal of, and any accrued and unpaid interest on, all Subordinated Exchange Notes, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders of Subordinated Exchange Notes.

            (b) The Holders of a majority in principal amount of the Subordinated Exchange Notes then outstanding, by notice to the Trustee, may rescind any declaration of acceleration of such Subordinated Exchange Notes and its consequences (if the rescission would not con-flict with any judgment or decree) if all existing Events of Default (other than the nonpayment of principal of or interest on such Subordinated Exchange Notes that shall have become due by such declaration) shall have been cured or waived.

          (c) If there has been a declaration of acceleration of the Subordinated Exchange Notes because an Event of Default under Section 6.1(a)(iv) has occurred and is continuing, such declaration of acceleration shall be automatically annulled if the holders of the Indebtedness described in Section 6.1(a)(iv) have rescinded the declaration of acceleration in respect of such Indebtedness within 30 Business Days thereof and if (i) the annulment of such acceleration would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Events of Default, except non-payment of principal or interest that shall have become due solely because of the acceleration, have been cured or waived, and (iii) the Company has delivered an Officers' Certificate to the Trustee to the effect of clauses (i) and (ii) above.


 SECTION 3 OTHER REMEDIES.
           --------------

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, or any accrued and unpaid interest on, or Liquidated Damages, if any, with respect to the Subordinated Exchange Notes or to enforce the performance of any provision of the Subordinated Exchange Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Subordinated Exchange Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

 SECTION 4      WAIVER OF PAST DEFAULTS.
                -----------------------

          The holders of a majority in aggregate principal amount of the Subordinated Exchange Notes then outstanding by notice to the Trustee may on behalf of all Holders of Subordinated Exchange Notes waive any existing Default or Event of Default under this Indenture and its consequences, except a continuing Default in the payment of the principal of, premium, if any, and interest on, and Liquidated Damages, if any, with respect to such Subordinated Exchange Notes, which may only be waived with the consent of each Holder of Subordinated Exchange Notes affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; provided that no such
                                                     --------
waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

 SECTION 5 CONTROL BY MAJORITY.
           -------------------

          Subject to Section 7.1(e), the Holders of a majority in principal amount of the then outstanding Subordinated Exchange Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it by this Indenture. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability.

SECTION 6 LIMITATION ON SUITS.
          -------------------

          A Holder may pursue a remedy with respect to this Indenture or the Subordinated Exchange Notes only if (i) the Holder gives to the Trustee notice of a continuing Event of Default; (ii) the Holders of at least 25% in principal amount of the then outstanding Subordinated Exchange Notes make a request to the Trustee to pursue the remedy; (iii) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;
(iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and (v) during such 60-day period the Holders of a majority in principal amount of the then outstanding Subordinated Exchange Notes do not give the Trustee a direction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

          Holders of the Subordinated Exchange Notes may not enforce this Indenture, except as provided herein.

 SECTION 7  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.
            ------------------------------------

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to a Subordinated Exchange Note, on or after a respective due date expressed in the Subordinated Exchange Note, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

 SECTION 8 COLLECTION SUIT BY TRUSTEE.
           --------------------------

          If an Event of Default specified in Section 6.1(a)(i) or (ii) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for (i) the principal, premium and Liquidated Damages, if any, and interest remaining unpaid on the Subordinated Exchange Notes, (ii) interest on overdue principal and premium, if any, and, to the extent lawful, interest, and (iii) such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel ("Trustee Expenses").
                         ----------------

 SECTION 9 TRUSTEE MAY FILE PROOFS OF CLAIM.
           --------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable to have the claims of the Trustee (including any claim for Trustee Expenses) and the Holders allowed in any Insolvency or Liquidation Proceeding or other judicial proceeding relative to the Company (or any other obligor upon the Subordinated Exchange Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute to Holders any money or other property payable or deliverable on any such claims and each Holder authorizes any Custodian in any such Insolvency or Liquidation Proceeding or other judicial proceeding to make such payments to the Trustee, and if the Trustee shall consent to the making of such payments directly to the Holders any such Custodian is hereby authorized to make such payments directly to the Holders, and to pay to the Trustee any amount due to it hereunder for Trustee Expenses, and any other amounts due the Trustee under Section 7.7. To the extent that the payment of any such Trustee Expenses, and any other amounts due the Trustee under Section 7.7 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Exchange Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any Insolvency or Liquidation Proceeding.

 SECTION 10  PRIORITIES.
             ----------

          If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          First:   to the Trustee for amounts due under Section 7.7;

          Second: to Holders for amounts due and unpaid on the Subordinated Exchange Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Subordinated Exchange Notes for principal, premium and Liquidated Damages, if any, and interest, respectively; and

          Third: to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders.

 SECTION 11      UNDERTAKING FOR COSTS.
                 ---------------------

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Subordinated Exchange Notes.


                                   ARTICLE 7
                                    TRUSTEE

 SECTION 1 DUTIES OF TRUSTEE.
           -----------------

           (a) If an Event of Default occurs (and has not been cured) the Trustee shall (i) exercise the rights and powers vested in it by this Indenture, and (ii) use the same degree of care and skill in exercising such rights and powers as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b)  Except during the continuance of an Event of Default:

                 (i) the Trustee's duties shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether they conform to this Indenture's requirements.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

               (i)   this paragraph does not limit the effect of Section 7.1(b);

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction it receives pursuant to Section 6.5.

          (d) Whether or not expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), (c) and (e) of this Section.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money it receives except as the Trustee may agree in writing with the Company. Money the Trustee holds in trust need not be segregated from other funds except to the extent required by law.

SECTION 2  RIGHTS OF TRUSTEE.
           -----------------

          (a) The Trustee may rely on any document it believes to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be obligated to investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may reasonably require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any Agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take, except to the extent that such action or omission to act constitutes negligence or wilful misconduct on the part of the Trustee.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer.

          (f) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance by the Company with respect to the covenants contained in Article 4. In addition, the Trustee shall not be deemed to have knowledge of a Default or Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 4.1, 6.1(a)(i) or 6.1(a)(ii), or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

SECTION 3  INDIVIDUAL RIGHTS OF TRUSTEE.
           ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Subordinated Exchange

Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. However, if the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights. The Trustee is also subject to Sections 7.10 and 7.11.

SECTION 4  TRUSTEE'S DISCLAIMER.
           --------------------

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Subordinated Exchange Notes, it shall not be accountable for the Company's use of the proceeds from the Subordinated Exchange Notes or for any money paid to the Company or upon the Company's direction under any provisions hereof, it shall not be responsible for the use or application of any money any Paying Agent other than the Trustee receives, and it shall not be responsible for any statement or recital herein or any statement in the Subordinated Exchange Notes or any other document furnished or issued in connection with the sale of the Subordinated Exchange Notes or pursuant to this Indenture, other than its certificate of authentication.

SECTION 5  NOTICE TO HOLDERS OF DEFAULTS AND EVENTS OF DEFAULT.
           ---------------------------------------------------

          If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Subordinated Exchange Note (including any failure to redeem Subordinated Exchange Notes called for redemption or any failure to purchase Subordinated Exchange Notes tendered pursuant to an Offer that are required to be purchased by the terms of this Indenture), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the Holders' interests.

SECTION 6  REPORTS BY TRUSTEE TO HOLDERS.
           -----------------------------

          Within 60 days after each May 15 beginning with May 15, 1998, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with section 313(a) of the TIA (but if no event described in section 313(a) of the TIA has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with section 313(b)(2) of the TIA. The Trustee shall also transmit by mail all reports as required by section 313(c) of the TIA.

          Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Holders shall be filed with the SEC and each national securities exchange on which the Subordinated Exchange Notes are listed. The Company shall notify the Trustee when the Subordinated Exchange Notes are listed on any national securities exchange.

SECTION 7  COMPENSATION AND INDEMNITY.
           --------------------------

          The Company shall pay to the Trustee (in its capacities as Trustee, Paying Agent and/or Registrar) from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances, fees and expenses it incurs or makes in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company shall indemnify and hold harmless the Trustee (in its capacities as Trustee, Paying Agent and/or Registrar) against any and all losses, liabilities or expenses the Trustee incurs arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth below. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its Obligations hereunder. The Company shall defend the claim and the Trustee shall reasonably cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Company's Obligations under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

          The Company need not reimburse any expense or indemnify against any loss or liability the Trustee incurs through negligence or bad faith.

          To secure the Company's payment of its Obligations in this Section, the Trustee shall have a Lien prior to the Subordinated Exchange Notes on all money or property the Trustee holds or collects. Such Lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(a)(vii) or (viii) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute administrative expenses under any Bankruptcy Law.

SECTION 8  REPLACEMENT OF TRUSTEE.
           ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Subordinated Exchange Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

              (i)    the Trustee fails to comply with Section 7.10;

              (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

              (iii) a Custodian or public officer takes charge of the Trustee or its property; or

              (iv)   the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee, provided that the Holders of a majority in principal amount of the then
         --------
outstanding Subordinated Exchange Notes may appoint a successor Trustee to replace any successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Subordinated Exchange Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its appointment to Holders. The retiring Trustee shall promptly transfer all property it holds as Trustee to the successor Trustee, provided all sums owing
                                                       --------
to the retiring Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the retiring Trustee's benefit with respect to expenses and liabilities it incurred prior to being replaced.

SECTION 9  SUCCESSOR TRUSTEE BY MERGER, ETC.
           --------------------------------

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the succes-sor corporation without any further act shall be the successor Trustee.

SECTION 10  ELIGIBILITY; DISQUALIFICATION.
            -----------------------------

          The Trustee shall at all times (i) be a corporation organized and doing business under the laws of the United States of America, of any state thereof, or the District of Columbia authorized under such laws to exercise corporate trustee power, (ii) be subject to supervision or examination by federal or state authority, (iii) have a combined capital and surplus of at least $25,000,000, or be a member of a bank holding company which has a combined capital and surplus of at least $100,000,000, as set forth in its most recent published annual report of condition, and (iv) satisfy the requirements of sections 310(a)(1), (2) and (5) of the TIA. The Trustee is subject to section 310(b) of the TIA.

SECTION 11  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.
            -----------------------------------------------------

          The Trustee is subject to section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to section 311(a) of the TIA to the extent indicated therein.


                                   ARTICLE 8
                            DISCHARGE OF INDENTURE

SECTION 1   DISCHARGE OF LIABILITY ON SUBORDINATED EXCHANGE NOTES; DEFEASANCE.
            -----------------------------------------------------------------

            (a) When (i) the Company delivers to the Trustee all outstanding Subordinated Exchange Notes (other than Subordinated Exchange Notes replaced pursuant to Section 2.7) for cancellation, or (ii) all outstanding Subordinated Exchange Notes have become due and payable and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity all outstanding Subordinated Exchange Notes, including interest, premium and Liquidated Damages thereon (other than Subordinated Exchange Notes replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable under this Indenture by the Company, then this Indenture shall, subject to Sections 8.1(c) and 8.6, cease to be of further effect.

          (b) Subject to Sections 8.1(c), 8.2 and 8.6, the Company at any time may terminate (i) all its obligations under the Subordinated Exchange Notes and this Indenture ("legal defeasance option") or (ii) its obligations under
                 -----------------------
Sections 4.2, 4.3, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12 and the
operation of Sections 5.1(a)(iii), 5.1(a)(iv), or 6.1(a)(iii) through (a)(vi) ("covenant defeasance option"). The Company may exercise its legal defeasance
  --------------------------
option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option, payment of the Subordinated Exchange Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Subordinated Exchange Notes shall not be accelerated because of an Event of Default specified in 6.1(a)(iii) through (a)(vi) or because of the Company's failure to comply with Section 5.1(a)(iii) and 5.1(a)(iv).

          Upon satisfaction of the conditions set forth herein and upon the Company's request (and at the Company's expense), the Trustee shall acknowledge in writing the discharge of those obligations that the Company has terminated.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.4, 7.7, 7.8, 8.4, 8.5
and 8.6, and the Trustee's and the Paying Agent's obligations in Section 8.4 shall survive until the Subordinated Exchange Notes have been paid in full. Thereafter, the Company's obligations in Sections 7.7 and 8.5 and the Company's, the Trustee's and the Paying Agent's obligations in Section 8.4 shall survive.

SECTION 2  CONDITIONS TO DEFEASANCE.
           ------------------------

          The Company may exercise its legal defeasance option or its covenant defeasance option only if:

            (1) the Company irrevocably deposits in trust (the "defeasance trust") with the Trustee
                money or U.S. Government Obligations sufficient for the payment in full of the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Subordinated Exchange Notes then outstanding, as of the maturity date, the redemption date or the Purchase Date, as the case may be;

            (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment of the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay when due principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to all the Subordinated Exchange Notes to maturity or redemption, as the case may be;

            (3) since the Company's irrevocable deposit provided for in Section
                8.2(l), 91 days have passed;

            (4) no Default has occurred and is continuing on the date of such deposit and after giving effect to it;

            (5) the deposit does not constitute a default under any other agreement binding on the Company;

            (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

            (7) in the case of the legal defeasance option, the Company shall have delivered to
                the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) under applicable federal income tax law, in either case, to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (8) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred (and, in the case of legal defeasance only, such opinion of counsel must be based on a ruling of the Internal Revenue Service or other change in applicable federal income tax law); and

            (9) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Subordinated Exchange Notes contemplated by this Article 8 have been satisfied.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption or purchase of Subordinated Exchange Notes at a future date in accordance with Article 3.

SECTION 3  APPLICATION OF TRUST MONEY.
           --------------------------

          The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Subordinated Exchange Notes.

SECTION 4  REPAYMENT TO THE COMPANY.
           ------------------------

          After the Subordinated Exchange Notes have been paid in full, the Trustee and the Paying Agent shall promptly turn over to the Company any excess money or securities they hold.

          The Trustee and the Paying Agent shall pay to the Company upon written request by the Company any money they hold for the payment of principal, premium, interest or Liquidated Damages that remains unclaimed for 1 year after the date upon which such payment shall have become due; provided, however, that
                                                        --------  -------
the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York (including, without limitation, The Wall Street Journal). After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 5  INDEMNITY FOR GOVERNMENT OBLIGATIONS.
           ------------------------------------

          The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 6  REINSTATEMENT.
           -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Subordinated Exchange Notes shall be revived and reinstated as though no deposit had occurred pursuant to this
Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of principal of,
--------  -------
premium, if any, and any accrued and unpaid interest on, and Liquidated
Damages, if any, with respect to any Subordinated Exchange Notes because of the reinstatement of its Obligations, the Company shall be subrogated to the Holders' rights to receive such payment from the money or U.S. Government Obligations the Trustee or Paying Agent holds.


                                   ARTICLE 9
                                  AMENDMENTS

SECTION 1  AMENDMENTS AND SUPPLEMENTS PERMITTED WITHOUT CONSENT OF HOLDERS.
           ---------------------------------------------------------------

          Notwithstanding Section 9.2, the Company and the Trustee may amend or supplement this Indenture or the Subordinated Exchange Notes without the consent of any Holder (a) to cure any ambiguity, defect or inconsistency; (b) to provide for uncertificated Subordinated Exchange Notes in addition to or in place of certificated Subordinated Exchange Notes; (c) to provide for the assumption of the Company's Obligations in the event of a Disposition pursuant to Article 5; (d) to comply with the SEC's requirements to effect or maintain the qualification of this Indenture under the TIA; (e) to provide for additional Guarantees with respect to the Subordinated Exchange Notes; or (f) to make any change that does not materially adversely affect any Holder's legal rights under this Indenture.

          Upon the Company's request, after receipt by the Trustee of a resolution of the Board of Directors authorizing the execution of any amended or supplemental indenture and the documents described in Section 9.6, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be contained in any such amended or supplemental indenture, but the Trustee shall not be obligated to enter into an amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 2  AMENDMENTS AND SUPPLEMENTS REQUIRING CONSENT OF HOLDERS.
           -------------------------------------------------------

          Subject to Section 6.7, the Company and the Trustee may amend or supplement this Indenture or the Subordinated Exchange Notes with the written consent of the Holders of at least a majority in principal amount of the then outstanding Subordinated Exchange Notes (including consents obtained in connection with a tender offer or exchange offer for the Subordinated Exchange Notes). Subject to Sections 6.4 and 6.7, the Holders of a majority in principal amount of the Subordinated Exchange Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Subordinated Exchange Notes) may also waive any existing Default or Event of Default (other than a payment Default) and its consequences or compliance in a particular instance by the Company with any provision of this Indenture or the Subordinated Exchange Notes.

          Upon the Company's request and after receipt by the Trustee of a resolution of the Board of Directors authorizing the execution of any supplemental indenture, evidence of the Holders' consent, and the documents described in Section 9.6, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof

          After an amendment or waiver under this Section becomes effective, the Company shall mail to each Holder affected thereby a notice briefly describing the amend-ment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver. Without the consent of each Holder affected, an amendment, supplement or waiver under this Section may not (1) reduce the principal amount of Subordinated Exchange Notes whose Holders must consent to an amendment, supplement or waiver; (2) reduce the rate of or change the time for payment of interest, including default interest as set forth in Section 4.1, or Liquidated Damages on any Subordinated Exchange Note or alter the redemption or purchase provisions with respect thereto or the price at which the Company is required to offer to purchase any Subordinated Exchange Note; (3) reduce the principal of or change the fixed maturity of any Subordinated Exchange Note; (4) make any Subordinated Exchange Note payable in money other than that stated in the Subordinated Exchange Note; (5) make any change in
Section 6.4 or 6.7 or in this sentence of this Section 9.2; or (6) waive a default in the payment of the principal of, or premium, if any, or any accrued and unpaid interest on, or Liquidated Damages, if any, with respect to, or redemption or purchase payment with respect to, any Subordinated Exchange Note (except a rescission of acceleration of the Subordinated Exchange Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Subordinated Exchange Notes and a waiver of the payment default that resulted from such acceleration).

SECTION 3  COMPLIANCE WITH TIA.
           -------------------

          Every amendment or supplement to this Indenture or the Subordinated Exchange Notes shall be set forth in an amended supplemental indenture that complies with the TIA as then in effect.

SECTION 4  REVOCATION AND EFFECT OF CONSENTS.
           ---------------------------------

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Subordinated Exchange Note is a continuing consent by the Holder and every subsequent Holder of a Subordinated Exchange Note or portion of a Subordinated Exchange Note that evidences the same Indebtedness as the consenting Holder's Subordinated Exchange Note, even if notation of the consent is not made on any Subordinated Exchange Note. However, any such Holder or subsequent Holder may revoke the consent as to his or her Subordinated Exchange Note or portion of a Subordinated Exchange Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Subordinated Exchange Notes have consented to the amendment or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Subordinated Exchange Notes entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders of Subordinated Exchange Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of Subordinated Exchange Notes after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Subordinated Exchange Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through (6) of
Section 9.2. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Subordinated Exchange Note that evidences the same debt as the consenting Holder's Subordinated Exchange Note.

SECTION 5  NOTATION ON OR EXCHANGE OF SUBORDINATED EXCHANGE NOTES.
           ------------------------------------------------------

          The Trustee may (at the Company's expense) place an appropriate notation about an amendment, supplement or waiver on any Senior Note thereafter authenticated. The Company in exchange for all Subordinated Exchange Notes may issue and the Trustee shall authenticate new Subordinated Exchange Notes that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new Subordinated Exchange Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 6 TRUSTEE PROTECTED.
          -----------------

     The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it.

SECTION 7 AMENDMENTS AND SUPPLEMENTS REQUIRING CONSENT OF HOLDERS OF SENIOR
          -----------------------------------------------------------------
          INDEBTEDNESS.
          ------------

     No amendment or modification to Article 10, this Section 9.7 or Section
11.6 may be made to this Indenture without the consent of holders of at least a majority of the outstanding principal amount of each class of Designated Senior Indebtedness that would be adversely affect ed by such amendment or modification (the Senior Notes and the Discount Notes, Senior Indebtedness issued under the New Credit Agreement, and any other Designated Senior Indebtedness shall each be a separate class); provided, however, that if some but not all classes of
                   --------  -------
Designated Senior Indebtedness consent to any such amendment or modification, such amendment or modification shall be effective with respect to each consenting class.

                                  ARTICLE 10
                                 SUBORDINATION

SECTION 1 AGREEMENT TO SUBORDINATE.
          -------------------------

     The Company agrees, and each Holder by accepting a Subordinated Exchange Note agrees, any provision of this

Indenture or Subordinated Exchange Notes to the contrary notwithstanding, that all Obligations owned under and in respect of Subordinated Exchange Notes are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all Obligations owed under and in respect of all Senior Indebtedness, and that the subordination is for the benefit of all holders of all Senior Indebtedness, whether outstanding on the date of original Issuance of the Subordinated Exchange Notes or immediately thereafter.

     For this Article 10, a distribution may consist of cash, securities or other property, by set-off or other wise.

SECTION 2 LIQUIDATION; DISSOLUTION; BANKRUPTCY.
          ------------------------------------

          (a) Upon any payment or distribution of assets of any kind or character, whether in cash, property or securities, to creditors in any Insolvency or Liquidation Proceeding with respect to the Company, no payment or distribution shall be made on the account of the Subordinated Exchange Notes until all amounts due or to become due under or with respect to any Senior Indebtedness (including any Post-Petition Interest) shall first be paid in cash in full. Upon any such Insolvency or Liquidation Proceedings any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled except for the provisions hereof shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee if received by them, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the amounts of Senior Indebtedness such holders hold) or their Representative or Representatives, as their interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Indebtedness.

          (b) A disposition or the liquidation or dissolution of the company following a Disposition to another

Person upon the terms and conditions provided in Article 5 shall not be deemed a dissolution, winding-up liquidation or reorganization for the purposes of this
Section if such Disposition complies with the Conditions stated in Article 5.

SECTION 3 DEFAULT ON SENIOR INDEBTEDNESS.
          ------------------------------

          (a) Upon and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness, or any Obligation owing under or in respect of Senior Indebted ness, or if any event of default other than a payment default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or

          (b) If any event of default other than as described in Section 10.3(a) with respect to any Designated Senior Indebtedness shall have occurred and be continuing permitting the holders of such Designated Senior Indebtedness (or their Representative) to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, then no Payment shall be made by or on behalf of the Company on account of the of the Subordinated Exchange Notes in case of:

          (i) any payment or nonpayment event of default specified in 10.3(a) unless and until such event of default shall have been cured or waived in writing in accordance with the instruments governing such Designated Senior Indebtedness or such acceleration shall have been rescinded or annulled, or

          (ii) any nonpayment of default specified in 10.3(b), during the period (a "Payment Blockage Period") commencing on the date the Company and the Trustee receive written notice (a "Payment Notice") of such event of default (which notice shall be binding on the Trustee and the Holders as to the occurrence of such an event of default from any holders of Designated Senior Indebtedness or a

Representative of such holders) and ending on the earliest of:

                (A)  179 days after such date,

                (B) the date, if any, on which such Designated Senior Indebtedness to which such default relates is paid in full or such default is cured or waived in writing in accordance with the instruments governing such Designated Senior Indebtedness by the holders of such Designated Senior Indebtedness, and

                (C) the date on which the Trustee receives written notice from the holders of Designated Senior Indebtedness (or a Representative of such holders) that commenced the Payment Blockage Period gives written notice that the Payment Blockage Period has been terminated.

During any consecutive 360-day period, the aggregate of all Payment Blockage Periods shall not exceed 179 days and there shall be a period of at least 181 consecutive days in each consecutive 360-day period when no Payment Blockage Period is in effect. For all purposes of this Section 10.3, no event of default that existed or was continuing with respect to the Senior Indebtedness with respect to which notice commencing a Payment Blockage Period was given on the date such Payment Blockage Period commenced shall be, or be made, the basis for the commencement of any subsequent Payment Blockage Period unless such event of default is cured or waived for a period of not less than 90 consecutive days.

SECTION 4 ACCELERATION OF THE SUBORDINATED EXCHANGE NOTES.
          -----------------------------------------------

     If payment of the Subordinated Exchange Notes is accelerated because of an Event of Default, the Company shall promptly notify the Credit Agent and each holder of Senior Indebtedness of the acceleration.

SECTION 5 WHEN DISTRIBUTION MUST BE PAID OVER.
          -----------------------------------

     If the Company shall make any payment to the Trustee on account of the principal of, or premium, if any, or interest on, the Subordinated Exchange Notes, or any other Obligation in respect of the Subordinated Exchange Notes, or the Holders shall receive from any source any payment on account of the principal of, or premium, if any, or interest on, the Subordinated Exchange Notes or any Obligation in respect of the Subordinated Exchange Notes, at a time when such payment is prohibited by this Article 10, the Trustee or such Holders shall hold such payment in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness they hold) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been Issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on its part as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 10, except if such payment is made at a time when a Trust Officer has knowledge that the terms of this article 10 prohibit such payment.

SECTION 6 NOTICE.
          ------

     Neither the Trustee nor the paying Agent shall at any tine be charged with the knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee or Paying Agent under this Article 10, unless and until the Trustee or Paying Agent shall be received written notice thereof form the Company or one or more holders of senior Indebtedness or a Representative of any holders of Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee or Paying Agent shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of written notice by a Person representing itself to be a holder of Senior Indebtedness (or a representative thereof) to establish that such notice has been given.

     The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts it knows that would cause a payment of principal of, or premium, if any, or interest on, the Subordinated Exchange Notes or any other Obligation in respect of the Subordinated Exchange Notes to violate this Article 10, but failure to give such notice shall not affect the subordination of the Subordinated Exchange Notes to the Senior Indebtedness provided in this Article 10 or the rights of holders of Senior Indebtedness under this Article 10.

SECTION 7 SUBROGATION.
          -----------

     After all Senior Indebtedness is paid in full in cash and until the Subordinated Exchange Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Subordinated Exchange Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 10 to the holders of Senior Indebted ness that otherwise would have been to Holders is not, as between the Company and Holders, a payment by the Company on the Senior Indebtedness.

SECTION 8 RELATIVE RIGHTS.
          ---------------

     This Article 10 defines the rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (1) impair, as between the Company and Holders, the Company's Obligations, which are absolute and unconditional, to pay principal of, and premium, if any, and interest on, the Subordinated Exchange Notes in accordance with their terms;

          (2) affect the relative rights of Holders and the Company's creditors other than their rights in relation to holders of Senior Indebtedness; or

          (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders.

          Nothing contained in this Article 10 or else where in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional to pay to the Holders the principal of, and premium, if any, and interest on, the Subordinated Exchange Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of such Senior Indebtedness.

          The failure to make a payment on account of principal of, or interest on, the Subordinated Exchange Notes by reason of any provisions of this Article 10 shall not be construed as preventing the occurrence of any Event of Default under Section 6.1.

SECTION 9 THE COMPANY AND HOLDERS MAY NOT IMPAIR SUBORDINATION.
          ----------------------------------------------------

          (a) No right of any holder of Senior Indebtedness to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the Company's part or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture or the Subordinated Exchange Notes or any other agreement regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

          (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness, or any of them, may, at any time and from time to time, without the consent of or notice to the Holders, without incurring any liabilities to any Holder and without impairing or releasing the subordination and other benefits provided in this Indenture or the Holder's obligations to the holders of Senior Indebtedness, even if any Holder's right of reimbursement or subrogation or other right or remedy is affected, impaired or extinguished thereby, do any one or more of the following:

               (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Indebtedness, any security therefor or guarantee thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability Issued in respect thereof or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Indebtedness or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Indebtedness is outstanding:

               (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Indebtedness or any liability of any obligor thereon, to such holder, or any liability Issued in respect thereof;

               (iii) settle or compromise any Senior Indebtedness or any other liability of any obligor of the Senior Indebtedness to such holder or any security therefor or any liability Issued in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Indebtedness) in any manner or order; and

               (iv) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other Person, elect any remedy and otherwise deal freely with any obligor and any security for the Senior Indebtedness or any liability of any obligor to such holder or any liability Issued in respect thereof.

          (c) Each Holder by accepting a Subordinated Exchange Note agrees not to compromise, release, forgive or otherwise discharge the Obligations of the Company with respect to his or her Subordinated Exchange Note unless holders of a majority of the outstanding amount of each class of Senior Indebtedness (as described in Section 9.7) consent to such compromise, release, forgiveness or other discharge.

SECTION 10    DISTRIBUTION OR NOTICE TO REPRESENTATIVE.
              ----------------------------------------

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice to their Representative, if any.

     If any payment or distribution of the Company assets is required to be made to holders of Senior Indebtedness pursuant to this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree of any court of competent jurisdiction, or upon any certificate of a Representative of Senior Indebtedness or a Custodian, in ascertaining the holders of Senior Indebtedness entitled to participate in any such payment or distribution, the amount payable to be paid or distributed filed to holders of Senior Indebtedness and all other facts pertinent thereto or to this Article 10.

SECTION 11     RIGHTS OF TRUSTEE AND PAYING AGENT.
               ----------------------------------

     The Trustee or Paying Agent may continue to make payments on the Subordinated Exchange Notes unless at least three Business Days prior to any payment date it has received written notice of facts that would cause a payment of principal of, or premium, if any, or interest on, the Subordinated Exchange Notes to violate this Article. Only the Company, a Representative of Senior Indebtedness, or a holder of Senior Indebtedness that has not Representative may give such notice.

     To the extent permitted by the TIA, the Trustee in its individual or any other capacity may hold Indebted ness (including Senior Indebtedness) with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 12     AUTHORIZATION TO EFFECT SUBORDINATION.
               -------------------------------------

     Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee his attorney-in-fact for any and all such purposes, (including, without limitation, the timely filing of a claim for the unpaid balance of the Security such Holder holds in the form required in any Insolvency or Liquidation Proceeding and causing such claim to be approved).

     If a proper claim or proof of debt in the form required in such proceeding is not filed by or on behalf of all Holders prior to 30 days before the expiration of the time to file such claims or proofs, then the holders or a Representative of any Senior Indebtedness are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of such Holders.

SECTION 13     PAYMENT.
               -------

     A payment on account of or with respect to any Security shall include, without limitation, any direct or indirect payment of principal, premium or interest with respect to or in connection with any optional redemption or purchase provisions, any direct or indirect payment payable by reason of any other Indebtedness or Obligation being subordinated to the Subordinated Exchange Notes, and any direct or indirect payment or recovery on any Claim as a Holder relating to or arising out of this Indenture or any Security, or the Issuance of any Security, or the transactions contemplated by this Indenture or referred to herein.


                                  ARTICLE 11
                                MISCELLANEOUS

SECTION 1 TRUST INDENTURE ACT CONTROLS.
          ----------------------------

     If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of section 318(c) of the TIA, the imposed duties shall control.

SECTION 2 NOTICES.
          -------

     Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person, mailed by registered or certified mail, postage prepaid, return receipt requested or delivered by telecopier or overnight air courier guaranteeing next day delivery to the other's address:

          If to the Company:

               Jordan Telecommunication Products
                  Group, Inc.
               ArborLake Centre, Suite 550
               1751 Lake Cook Road
               Deerfield, Illinois 60015
               Attention: Chief Financial Officer
               Telecopier No.: (847) 945-9645

             with a copy to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603-3441
               Attention: Philip J. Niehoff, Esq.
               Telecopier No.: (312) 701-7711

          If to the Trustee:

               First Trust National Association
               180 East Fifth Street
               St. Paul, Minnesota 55101
               Attention: Rick Prokosch
               Telecopier No.: (612) 244-0711

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; the date receipt is acknowledged, if mailed by registered or certified mail; when answered back, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first-class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.
          -------------------------------------------

     Holders may communicate pursuant to section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Subordinated Exchange Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of section 312(c) of the TIA.

SECTION 4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.
          --------------------------------------------------

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate (which shall include the statements set forth in Section 11.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel (which shall include the statements set forth in Section 11.5) stating that, in the opinion of such counsel, all such conditions precedent provided for in this Indenture relating to the proposed action have been complied with.

SECTION 5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.
          ---------------------------------------------

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to section 314(a)(4) of the TIA) shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in such Person's opinion, such condition or covenant has been complied with.

SECTION 6 RULES BY TRUSTEE AND AGENTS.
          ---------------------------

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 7 LEGAL HOLIDAYS.
          --------------

     If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 8 NO RECOURSE AGAINST OTHERS.
          --------------------------

     No officer, employee, director, stockholder or Subsidiary of the Company shall have any liability for any Obligations of the Company under the Subordinated Exchange Notes or this Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of any such Obligation, except, in the case of a Subsidiary, for an express guarantee or an express creation of any Lien by such Subsidiary of the Company's Obligations under the Subordinated Exchange Notes. Each Holder by accepting a Subordinated Exchange Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Subordinated Exchange Notes. The foregoing waiver may not be effective to waive liabilities under the Federal securities law and the Commission is of the view that such a waiver is against public policy.

SECTION 9 COUNTERPARTS.
          ------------

     This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 10 VARIABLE PROVISIONS.
           -------------------

     The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

     The first compliance certificate to be delivered by the Company to the Trustee pursuant to Section 4.3 shall be for the fiscal year ending on December 31, 1997

SECTION 11     GOVERNING LAW.
               -------------

     The internal laws of the State of New York shall govern this Indenture and the Subordinated Exchange Notes, without regard to the conflict of laws provisions thereof.

SECTION 12     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.
               ---------------------------------------------

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries, and no other indenture, loan or debt agreement may be used to interpret this Indenture.

SECTION 13     SUCCESSORS.
               ----------

     All agreements of the Company in this Indenture and the Subordinated Exchange Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 14     SEVERABILITY.
               ------------

     If any provision in this Indenture or in the Subordinated Exchange Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 15     TABLE OF CONTENTS, HEADINGS, ETC.
               --------------------------------

     The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 16     THIRD PARTY BENEFICIARIES.
               -------------------------

     Holders of Senior Indebtedness are third party beneficiaries of, and any of them (or their Representative) shall have the right to enforce the provisions of this Indenture that benefit such holders.

                       [NEXT PAGE IS THE SIGNATURE PAGE]

Dated as of ________, ____


                             JORDAN TELECOMMUNICATION PRODUCTS, INC.


                             By:
                                -------------------------------------------
                                Name:  Dominic J. Pileggi
                                Title: President and Chief
                                       Executive Officer


Dated as of ________, ____


                             FIRST TRUST NATIONAL ASSOCIATION
                                as Trustee


                             By:
                                -------------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A

                     (Face of Subordinated Exchange Note)

               13 1/4% Series [A/B] Subordinated Preferred Stock
                            Exchange Note due 2009


No.                                                                  $


CUSIP No.

                    JORDAN TELECOMMUNICATION PRODUCTS, INC.

promises to pay to

or registered assigns,

the principal sum of

Dollars on August 1, 2009.

Interest Payment Dates:  February 1 and August 1.

Record Dates:  January 15 and July 15.


                         Dated:  ________ __, ____

                         JORDAN TELECOMMUNICATION
                             PRODUCTS, INC.

                         By:
                            ----------------------------
                            Name:
                            Title:

Trustee's Certificate of Authentication
Dated: _______ __, ____

This is one of the [Global]
Subordinated Exchange Notes referred to in the within-mentioned Indenture:

FIRST TRUST NATIONAL ASSOCIATION,
as Trustee


By:
   --------------------------
    (Authorized Signatory)

     [Unless and until it is exchanged in whole or in part for Subordinated Exchange Notes in definitive form, this Subordinated Exchange Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"),
                                                                        ---
to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHER WISE BY OR TO ANY Person IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/1/

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED
                                  --------------
     HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY

--------------------
/1/ This paragraph should be included only if the Senior Note is issued in global form.

     STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND
     (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     Additional provisions of this Subordinated Exchange Note are set forth on the other side of this Subordinated Exchange Note.

                     (Back of Subordinated Exchange Note)


               13 1/4% SERIES [A/B] SUBORDINATED PREFERRED STOCK
                            EXCHANGE NOTE DUE 2009

     1.  Interest.  Jordan Telecommunication Products, Inc. (the "Company")
                                                                  -------
promises to pay interest on the principal amount of the Subordinated Exchange Notes at the rate and in the manner specified below. Interest on the Subordinated Exchange Notes will accrue at 13 1/4% per annum from the date this Subordinated Exchange Note is issued until maturity. The Company will pay Liquidated Damages pursuant to Section 5 of the Registration Rights Agreement referred to below. Interest and Liquidated Damages, if any, will be payable semiannually in cash in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Subordinated Exchange Notes will
 ---------------------
accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of original issuance. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Subordinated Exchange Notes (except defaulted interest) to the Persons who are registered holders of Subordinated Exchange Notes at the close of business on the record date for the next Interest Payment Date even if such Subordinated Exchange
Notes are cancelled after such record date and on or before such Interest Payment Date. Holders must surrender Subordinated Exchange Notes to a Paying Agent to collect principal payments on such Subordinated Exchange Notes. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders or, if no such account is specified, by mailing a check to each such Holder's registered address; provided that payment by wire transfer of immediately available funds
         --------
will be required with respect to principal, premium, if any, interest and

Liquidated Damages, if any, on all Global Subordinated Exchange Notes.

     3. Paying Agent and Registrar. First Trust National Association (the "Trustee") will initially act as the Paying Agent and Registrar. The Company
 -------
may appoint additional paying agents or co-registrars, and change the Paying Agent, any additional paying agent, the Registrar or any co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Subordinated Exchange Notes under an Indenture dated as of _________, 199__ (the "Indenture"), among the Company and the Trustee. The terms of the Subordinated Exchange Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) as in effect on the date of the original issuance of the Subordinated Exchange Notes (the "Trust
                                                                       -----
Indenture Act").  The Subordinated Exchange Notes are subject to, and qualified
-------------
by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms (all capitalized terms not defined herein shall have the meanings assigned them in the Indenture). The Subordinated Exchange Notes are general unsecured obligations of the Company subordinated to all existing and future Senior Indebtedness, including the Senior Notes, the Discount Notes and Indebtedness under the New Credit Agreement, and are limited to $25,000,000 in aggregate principal amount.

     5. Optional Redemption. (a) Except as described in paragraph 5(b) below, the Subordinated Exchange Notes may not be redeemed at the option of the Company prior to August 1, 2002, other than out of the net proceeds of one or more
Equity Offerings, as and to the extent described in the Indenture.   During the
twelve (12) month period beginning August 1 of the years indicated below, the Subordinated Exchange Notes will be redeemable, at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of Subordinated Exchange Notes to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption:

     Year                                      Percentage
     ----                                      ----------
     2002...................................   106.6250%
     2003...................................   104.4167%
     2004...................................   102.2083%

          2005 and thereafter....................   100.0000%

          (b) Notwithstanding the foregoing, at any time, the Company may redeem the Subordinated Exchange Notes in whole, but not in part, at a redemption price of 113.25% of the principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the applicable date of redemption with the proceeds of an Equity Offering; provided, that such
                                                    --------
redemption shall occur within 60 days of the date of the closing of such Equity Offering.

          6. Mandatory Redemption. Subject to the Company's obligation to make an offer to purchase Subordinated Exchange Notes under certain circumstances pursuant to Sections 4.13 and 4.14 of the Indenture (as described in paragraph
7 below), the Company is not required to make any mandatory redemption, purchase or sinking fund payments with respect to the Subordinated Exchange Notes.

          7. Mandatory Offers to Purchase Subordinated Exchange Notes. (a) Upon the occurrence of a Change of Control, each Holder of Subordinated Exchange Notes shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Subordinated Exchange Notes pursuant to an Offer (as defined herein) at a purchase price equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

          (b) If the Company or any Restricted Subsidiary consummates one or more Asset Sales and does not use all of the Net Proceeds from such Asset Sales as provided in the Indenture, the Company will be required, under certain circumstances, to utilize the Excess Proceeds from such Asset Sales to make an Offer (as defined herein) to purchase Subordinated Exchange Notes at a purchase price equal to 100% of the principal amount of the Subordinated Exchange Notes, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the Excess Proceeds are insufficient to purchase all Subordinated Exchange Notes tendered pursuant to any Asset Sale Offer, the Trustee shall select the Subordinated Exchange Notes to be purchased in accordance with the terms of the Indenture.

          (c) Holders may tender all or, subject to paragraph 8 below, any portion of their Subordinated Exchange Notes in a Change of Control Offer or Asset Sale Offer (collectively, an "Offer") by completing the form below
                                    -----
entitled "OPTION OF HOLDER TO ELECT PURCHASE."

          (d) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable to any Offer. To the extent that the provisions of any of such securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

          8. Notice of Redemption or Purchase. Notice of an optional redemption or an Offer will be mailed to each Holder at its registered address at least 30 days but not more than 60 days before the date of redemption or purchase. Subordinated Exchange Notes may be redeemed or purchased in part, but only in whole multiples of $1,000 unless all Subordinated Exchange Notes held by a Holder are to be redeemed or purchased. On or after any date on which Subordinated Exchange Notes are redeemed or purchased, interest ceases to accrue on the Subordinated Exchange Notes or portions thereof called for redemption or accepted for purchase on such date.

          9. Denominations, Transfer, Exchange. The Subordinated Exchange Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Subordinated Exchange Notes may be registered and Subordinated Exchange Notes may be exchanged as provided in the Indenture. Holders seeking to transfer or exchange their Subordinated Exchange Notes may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Paying Agent need not exchange or register the transfer of any Subordinated Exchange Note or portion of a Subordinated
Exchange Note selected for redemption or tendered pursuant to an Offer. Also, it need not exchange or register the transfer of any Subordinated Exchange Notes for a period of 15 Business Days before a selection of Subordinated Exchange Notes to be redeemed or purchased or between a record date and the next succeeding Interest Payment Date.

          10. Persons Deemed Owners. The registered Holder of a Subordinated Exchange Note may be treated as its owner for all purposes.

          11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Subordinated Exchange Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Subordinated Exchange Notes, and any existing

Default (except a payment Default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Subordinated Exchange Notes. Without the consent of any Holder, the Indenture or the Subordinated Exchange Notes may be amended to: cure any ambiguity, defect or inconsistency; provide for uncertificated Subordinated Exchange Notes in addition to or in place of certificated Subordinated Exchange Notes; provide for the assumption of the Company's obligations in the event of a merger or consolidation of the Company in which the Company is not the surviving corporation or a sale of substantially all of the Company's assets to such other corporation; comply with the Securities and Exchange Commission's requirements to effect or maintain the qualification of the Indenture under the Trust Indenture Act; provide for additional Guarantees with respect to the Subordinated Exchange Notes; or, make any change that does not materially adversely affect any Holder's rights under the Indenture.

          12. Defaults and Remedies. Events of Default include: default for 30 days in payment of interest on, or Liquidated Damages, if any, with respect to, the Subordinated Exchange Notes; default in payment when due of principal or premium, if any, with respect to the Subordinated Exchange Notes; failure by the Company for 45 days after notice to it to comply with any of its other agreements or covenants in, or provisions of, the Indenture or the Subordinated Exchange Notes; certain judicial findings of unenforceability or invalidity as to any guarantee of the Subordinated Exchange Notes or the disaffirmance or denial by any guarantor of its guarantee of the Subordinated Exchange Notes; and certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary that is a Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Subordinated Exchange Notes may declare all the Subordinated Exchange Notes to be immediately due and payable in an amount equal to the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to such Subordinated Exchange Notes; provided, however, that in the case of an Event of Default arising from
       --------  -------
certain events of bankruptcy or insolvency, the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Subordinated Exchange Notes becomes due and payable immediately without further action or notice. Subject to certain exceptions, Holders of a majority in principal amount of the then outstanding Subordinated Exchange Notes may direct the Trustee in its exercise of any trust or power, provided that the
                                                              --------
Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of Holders unless such Holders have offered to the Trustee security and indemnity satisfactory to it. Holders may not enforce the Indenture or the Subordinated Exchange Notes except as provided in the Indenture. The Trustee may withhold from Holders notice of any continuing default (except a payment Default) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Affiliate, and may otherwise deal with the Company or any Affiliate, as if it were not Trustee.

          14. No Recourse Against Others. No officer, employee, director, stockholder or Subsidiary of the Company shall have any liability for any Obligations of the Company under the Subordinated Exchange Notes or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of any such Obligation, except, in the case of a Subsidiary, for an express guarantee or an express creation of any Lien by such Subsidiary of the Company's Obligations under the Subordinated Exchange Notes. Each Holder by accepting a Subordinated Exchange Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Subordinated Exchange Notes. The foregoing waiver may not be effective to waive liabilities under the Federal securities law and the Commission is of the view that such a waiver is against public policy.

          15. Holders' Compliance with Registration Rights Agreement. Each Holder of a Subordinated Exchange Note, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of July 25, 1997, among the Company and the parties named on the signature page thereof (the "Registration Rights Agreement"), including but not limited to the
              -----------------------------
obligations of the Holders with respect to a registration and the indemnification of the Company and the Purchaser (as defined therein) to the extent provided therein.

          16. Successor Substituted. Upon the consolidation or merger by the Company with or into another corporation, or upon the sale, lease, conveyance or other disposition of all or substantially all of its assets to another corporation, in accordance with the Indenture, the corporation surviving any such merger or consolidation (if not the Company) or the corporation to which such assets were sold or transferred to shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if such surviving or other corporation had been named as the Company in the Indenture.

          17. Governing Law. This Subordinated Exchange Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws provisions thereof.

          18. Authentication. This Subordinated Exchange Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Subordinated Exchange Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Subordinated Exchange Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers printed on the Subordinated Exchange Notes.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement, which has in it the text of this Subordinated Exchange Note in larger type. Request may be made to:

                    Jordan Telecommunication Products, Inc.
                          ArborLake Centre, Suite 550
                              1751 Lake Cook Road
                           Deerfield, Illinois 60015
                      Attention: Chief Financial Officer

                                ASSIGNMENT FORM

     To assign this Subordinated Exchange Note, fill in the form below:

     (I) or (we) assign and transfer this Subordinated Exchange Note to:


                    _____________________________________________
                    (Insert assignee's soc. sec. or tax I.D. no.)

                    _____________________________________________

                    _____________________________________________

                    _____________________________________________
                    (Print or type assignee's name,
                    address and zip code)

and irrevocably appoint ______________________________________________________
__________________________ as agent to transfer this Subordinated Exchange Note on the books of the Company. The agent may substitute another to act for him.



Date:                   Your Signature:
      ----------------                  --------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Subordinated
                                        Exchange Note)

Signature Guarantee:


--------------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

     If you elect to have this Subordinated Exchange Note purchased by the Company pursuant to Section 4.13 of the Indenture, check the box: [_]

     If you elect to have this Subordinated Exchange Note purchased by the Company pursuant to Section 4.14 of the Indenture, check the box: [_]

     If you elect to have only part of this Subordinated Exchange Note purchased by the Company pursuant to Section 4.13 or 4.14 of the Indenture, state the amount (multiples of $1000 only):

$
 -------------------


Date:                    Your Signature:
     ------------------                 ------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Subordinated
                                        Exchange Note)

Signature Guarantee:

-------------------------------------


Signature Guarantee:


-------------------------------------

                      SCHEDULE OF EXCHANGES OF DEFINITIVE
                         SUBORDINATED EXCHANGE NOTES/2/

     The following exchanges of a part of this Global Subordinated Exchange Note for Definitive Subordinated Ex change Notes have been made:


                                                                         Principal Amount of this
                     Amount of decrease in     Amount of increase in        Global Subordinated        Signature of
                      Principal Amount of       Principal Amount of           Exchange Note         authorized officer of
                    this Global Subordinated  this Global Subordinated    following such decrease    Trustee or Senior
 Date of Exchange        Exchange Note             Exchange Note               (or increase)          Note Custodian
------------------  ------------------------  ------------------------   -------------------------  --------------------

----------------------
/2/ This should be included only if the Subordinated Exchange Note is issued in global form.

                                                                       EXHIBIT B


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
            REGISTRATION OF TRANSFER OF SUBORDINATED EXCHANGE NOTES
                                                          ______________, ______

Re: 13 1/4% Series [A/B] Subordinated Preferred Stock Exchange Notes due 2009 of Jordan Telecommunication Products, Inc.

This Certificate relates to $______ principal amount of Subordinated Exchange Notes held in * _____ book-entry or * _____ definitive form by _____ (the "Transferor").
 ----------

The Transferor*:

          [_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Subordinated Exchange Note held by the Depositary an Subordinated Exchange Note or Subordinated Exchange Notes in definitive, registered form equal to its beneficial interest in such Global Subordinated Exchange Note (or the portion thereof indicated above); or

          [_] has requested the Trustee by written order to exchange or register the transfer of a Subordinated Exchange Note or Subordinated Exchange Notes.

          In connection with such request and in respect of each such Subordinated Exchange Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Subordinated Exchange Notes and that the transfer of this Subordinated Exchange Note does not require registration under the Securities Act (as defined below) because:*

          [_] Such Subordinated Exchange Note is being acquired for the Transferor's own account without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

          [_] Such Subordinated Exchange Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Rule 144A.
                              --------------

-----------------------
*  Check applicable box.

          [_] Such Subordinated Exchange Note is being transferred (i) in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

          [_] Such Subordinated Exchange Note is being transferred to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests together with a certification in substantially the form of Exhibit C to the Indenture).

          [_] Such Subordinated Exchange Note is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).



                                          -------------------------------
                                          [INSERT NAME OF TRANSFEROR]


                                          By:

                                          --------------------------------
                                              Name:
                                              Title:
                                              Address:

                                                                       EXHIBIT C


                     FORM OF CERTIFICATE TO BE DELIVERED BY
                       INSTITUTIONAL ACCREDITED INVESTORS


                                                   ___________, _____


                 ,as Registrar
-----------------
Attention: Corporate Trust Department

Ladies and Gentlemen:

          In connection with our proposed purchase of certain 13 1/4% Series [A/B] Subordinated Preferred Stock Exchange Notes due 2009 (the "Subordinated
                                                                 ------------
Preferred Stock Exchange Notes") of Jordan Telecommunication Products, Inc., a
------------------------------
Delaware corporation (the "Company"), we represent that:
                           -------

           (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional
                                                              -------------
     Accredited Investor"), or an entity in which all of the equity owners are
     -------------------
     Institutional Accredited Investors;

           (ii) any purchase of Subordinated Exchange Notes will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion;

           (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Subordinated Exchange Notes and we and any accounts for which we are acting are able to bear the economic risks of our or their investment;

           (iv) we are not acquiring Subordinated Exchange Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and
                              --------
     the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

           (v) we acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Subordinated Exchange Notes.

     We understand that the Subordinated Exchange Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Subordinated Exchange Notes, that such Subordi-nated Exchange Notes my be offered, resold, pledged or otherwise transferred only (i) to a person whom we reason ably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any Subordinated Exchange Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Subordinated Exchange Notes purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Subordinated Exchange Notes from us a notice advising such person that resales of the Subordinated Exchange Notes are restricted as stated herein.

     We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                                             Very truly yours,


                                             [Name of Transferor]


                                             By:

                                                Name:
                                                Title:

                                                Address:


                                      C-3